UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D. C. 20549

FORM N-CSR

Investment Company Act file number:  811-04049

DWS Income Trust
 (Exact Name of Registrant as Specified in Charter)

345 Park Avenue
New York, NY 10154-0004
 (Address of Principal Executive Offices) (Zip Code)

Registrant’s Telephone Number, including Area Code: (212) 250-3220

Paul Schubert
60 Wall Street
New York, NY 10005
(Name and Address of Agent for Service)

Date of fiscal year end:	10/31

Date of reporting period:	10/31/2013

ITEM 1.	REPORT TO STOCKHOLDERS

October 31, 2013

Annual Report

to Shareholders

DWS Strategic Government

Securities Fund

Contents
3 Letter to Shareholders
4 Portfolio Management Review
10 Performance Summary
13 Investment Portfolio
24 Statement of Assets and Liabilities
26 Statement of Operations
28 Statement of Changes in Net Assets
29 Financial Highlights
33 Notes to Financial Statements
50 Report of Independent Registered Public Accounting Firm
51 Information About Your Fund's Expenses
52 Tax Information
53 Advisory Agreement Board Considerations and Fee Evaluation
58 Board Members and Officers
64 Account Management Resources

This report must be preceded or accompanied by a prospectus. To obtain a summary prospectus, if available, or prospectus for any of our funds, refer to the Account Management Resources information provided in the back of this booklet. We advise you to consider the fund's objectives, risks, charges and expenses carefully before investing. The summary prospectus and prospectus contain this and other important information about the fund. Please read the prospectus carefully before you invest.

Bond investments are subject to interest-rate and credit risks. When interest rates rise, bond prices generally fall. Credit risk refers to the ability of an issuer to make timely payments of principal and interest. The fund may use derivatives, including as part of its interest-rate strategy. Investing in derivatives entails special risks relating to liquidity, leverage and credit that may reduce returns and/or increase volatility. The success of the interest rate strategy depends, in part, on the effectiveness and implementation of portfolio management's proprietary models. If portfolio management's analysis proves to be incorrect, losses to the fund may be significant, possibly exceeding the amounts invested in the futures contracts. The risk of loss is heightened during periods of rapid rises in interest rates. The fund may lend securities to approved institutions. See the prospectus for details.

Deutsche Asset & Wealth Management represents the asset management and wealth management activities conducted by Deutsche Bank AG or any of its subsidiaries, including the Advisor and DWS Investments Distributors, Inc.

NOT FDIC/NCUA INSURED NO BANK GUARANTEE MAY LOSE VALUE NOT A DEPOSIT NOT INSURED BY ANY FEDERAL GOVERNMENT AGENCY

Letter to Shareholders

Dear Shareholder:

Having recently joined Deutsche Asset & Wealth Management as president of the DWS funds and head of Fund Administration, I'd like to take this opportunity to introduce myself. I come with 20 years of experience in asset management and the mutual fund industry. My job is to work closely with your fund board to ensure optimal oversight of the DWS funds' management and operations. I look forward to serving in this role on your behalf.

As for the economy, experts seem to agree that both the U.S. and global economies are recovering. Interest rates, while destined to rise to a level more in line with historical "normal" at some point, will likely remain relatively low for the foreseeable future. The stock markets continue to demonstrate strength as housing rebounds, American manufacturing strengthens, the U.S. budget deficit improves and unemployment continues to move lower. However, uncertainty persists regarding the pace of the recovery, the eventual tapering of government bond purchases, the potential for further political gridlock around the fiscal impasse and lingering effects of the financial crisis. All this uncertainty may well contribute to volatility in both the bond and stock markets.

It may help to remember that market fluctuations are not unusual. However, significant market swings may also reflect behavior that is driven more by investor emotion than any fundamental factors relating to the securities in question. If volatility is making you nervous, it may be time to review your investments. A trusted financial advisor can help you determine if a strategy change is appropriate and identify risk management strategies that serve your specific goals and situation.

Best regards,

Brian Binder
President, DWS Funds

Portfolio Management Review (Unaudited)

Market Overview and Fund Performance

All performance information below is historical and does not guarantee future results. Returns shown are for Class A shares, unadjusted for sales charges. Investment return and principal fluctuate, so your shares may be worth more or less when redeemed. Current performance may differ from performance data shown. Please visit dws-investments.com for the most recent month-end performance of all share classes. Fund performance includes reinvestment of all distributions. Unadjusted returns do not reflect sales charges and would have been lower if they had. Please refer to pages 10 through 12 for more complete performance information.

For the 12 months ended October 31, 2013, DWS Strategic Government Securities Fund posted a -3.46% total return, compared with the -0.82% return of its benchmark, the Barclays GNMA Index. At the close of the period, the fund's duration (a measure of interest rate sensitivity based on when investors can expect payments of principal and interest from a bond) stood at 4.9 years, compared with 5.7 years for the Barclays GNMA Index.

"As 2013 progressed, the interest rate environment became a negative factor for bond prices overall."

GNMA investors pay close attention to the direction of interest rates, as falling rates can lead to increased prepayments on underlying loans, while rising rates can lower prepayments and extend the expected duration of existing issues. As the fiscal period opened, the European debt crisis was beginning to recede to some degree as was concern for global markets. The U.S. Federal Reserve Board (the Fed) continued to provide support to the economy in the form of measures designed to produce extraordinarily low interest rates. U.S. fixed-income markets were focused primarily on the run-up to and aftermath of the presidential election, against a backdrop of wrangling over solutions to the country's budgetary dilemma. Markets seemed to anticipate a reasonable resolution and credit-sensitive sectors continued their trend of outperformance. This "search for yield" theme on the part of investors remained in place following the resolution at year-end of the U.S. "fiscal cliff" crisis. Positive sentiment for risk assets was further supported by continued improvement in key housing and employment measures.

As 2013 progressed, the interest rate environment became a negative factor for bond prices overall, as U.S. Treasury rates moved higher on optimism over prospects for the economy. Speculation increased over the extent to which the Fed would continue to support interest rates at recent levels. The negative sentiment intensified in late June 2013 on comments from the Fed chairman to the effect that the economy may have stabilized sufficiently to allow for a tapering of long-term bond purchases under its quantitative easing program.

In mid-September 2013, the Fed backed off of its earlier guidance, and suggested that the timing of its inevitable reduction in support for the bond market would continue to depend on overall conditions. The Fed cited the outlook for tight fiscal policy as a factor in its hesitancy to remove a source of support for the economy. Long rates eased in response, but still ended the fiscal period well above where they started.

Yields on intermediate- and long-term U.S. Treasuries ended the period significantly higher, rising from historically low levels. Specifically, the two-year yield went from 0.30% to 0.33%, the five-year from 0.72% to 1.30%, the 10-year from 1.72% to 2.55%, the 20-year from 2.46% to 3.33% and the 30-year from 2.85% to 3.63%.

Performance for GNMAs lagged over the 12 months ending October 31, 2013, as the asset class was impacted by a pickup in prepayment expectations for underlying mortgage pools as the housing market improved and mortgage rates remained relatively low by historical standards. In addition, GNMAs were impacted late in the period by expectations that the Fed would reduce its purchases of mortgage-backed securities.

Positive and Negative Contributors to Performance

For much of the period ending October 31, 2013, the fund was positioned with an overall duration and interest rate sensitivity above that of the benchmark. This stance was based in part on the Fed's messaging that its bond purchases would not be trimmed absent data indicating some combination of a return to healthy employment levels and above-target inflation. While these key indicators have not moved to a significant degree, the market reacted strongly to the Fed's guidance in June 2013 that a tapering in purchases could be imminent. The resulting sell-off in interest rates hurt our longer-duration stance.

The fund has held a position in interest-only mortgage-backed securities designed to help protect against a potential rise in rates. These issues carry higher yields in order to compensate for the fact that their value is completely dependent on the anticipated stream of income rather than any principal to be returned. This position detracted from relative performance early in the period as some of these securities were impacted by an increase in prepayments, but then performed well late in the period on the rise in rates and slowing prepayments.

We had avoided many of the most recently issued mortgage pools with very low overall coupons, as we believed they would perform poorly when the Fed eventually reduced its purchases. In addition, these pools are relatively long duration due to their lower vulnerability to prepayments, and we expect them to suffer as rate levels rise and investors move to shorter duration instruments with higher coupons. This positioning hurt performance for much of the period, but benefited the fund more recently as rates moved higher.

GNMA securities in a nutshell
Government National Mortgage Association (GNMA) securities, commonly called "Ginnie Mae" securities, are backed by the full faith and credit of the U.S. government with respect to payment of principal and interest. Each GNMA mortgage-backed security represents an aggregated pool of homeowners' mortgages from which investors receive principal and interest payments each month. If interest rates fall, homeowners tend to refinance and pay off their existing mortgages earlier, and mortgage-backed investors are forced to reinvest the proceeds at lower prevailing rates. If interest rates rise, principal for the mortgages underlying GNMA securities tends to be repaid more slowly and an investor receives the coupon interest on the security over a longer time horizon. The value of GNMAs issued recently with coupons that reflect lower prevailing rates can be less attractive to investors and may experience a greater price decline if market interest rates rise, reducing returns to investors. As a result, funds that invest primarily in GNMAs tend to perform best in environments in which interest rates do not change dramatically.

We have maintained a position in higher-coupon pools where we have reason to believe prepayments will remain modest. Most of our higher-coupon weighting is in "seasoned" (older than three years) GNMAs, many with lower average loan balances than the Index. As a result, these holdings have experienced relatively low prepayments while adding to the fund's income vs. lower coupons. In addition, some of these higher-coupon pools rose in value late in the period as investors began to value their lower durations.

Finally, the fund's global tactical asset allocation ("GTAA") overlay detracted from performance during the period. GTAA is a quantitative strategy that seeks to identify relative values among the global bond, and currency markets, and then benefit from the disparities through investments in (but not limited to) futures, options and currency forwards. This strategy was eliminated from the fund in the second quarter of 2013.

Outlook and Positioning

We believe the market may have overreacted in June to the Fed's floating of a possible adjustment in monetary policy via reduced bond purchase levels, at least with respect to the timing of any such decision. The Fed has indicated that it will weigh employment conditions heavily in determining policy. Given continued improvement in employment and below-target inflation, there would not appear to be any substantive reason for the Fed to initiate anything approaching a rapid reversal in policy. The Fed's likely new chair, Janet Yellen, is widely viewed as unlikely to push for any such change in direction under current conditions.

Given our outlook for modest growth and modest, deliberate changes to Fed policy, we expect mortgage rates will likely be range-bound for some time. As a result, we are comfortable with our focus on maximizing current income in the portfolio. At the same time, we are taking care to keep enough liquidity in the fund to reposition fairly quickly should higher current mortgage rates become a durable trend. We will continue to closely monitor Fed policy and various government proposals with the potential to increase prepayments.

Portfolio Manager

William Chepolis, CFA, Managing Director

Portfolio Manager of the fund. Joined the fund in 2002.

— Joined Deutsche Asset & Wealth Management in 1998 after 13 years of experience as vice president and portfolio manager for Norwest Bank where he managed the bank's fixed income and foreign exchange portfolios.

— Portfolio Manager for Retail Fixed Income: New York.

— BIS, University of Minnesota.

The views expressed reflect those of the portfolio management team only through the end of the period of the report as stated on the cover. The management team's views are subject to change at any time based on market and other conditions and should not be construed as a recommendation. Past performance is no guarantee of future results. Current and future portfolio holdings are subject to risk.

Terms to Know

The unmanaged Barclays GNMA Index is a market-value-weighted measure of all fixed-rate securities backed by mortgage pools of the Government National Mortgage Association. Index returns do not reflect any fees or expenses and it is not possible to invest directly into an index.

Duration, which is expressed in years, measures the sensitivity of the price of a bond or bond fund to a change in interest rates.

The yield curve is a graphical representation of how yields on bonds of different maturities compare. Normally, yield curves slant up, as bonds with longer maturities typically offer higher yields than short-term bonds.

Mortgage-backed securities (MBS) are bonds that are secured by mortgage debt.

Quantitative easing entails the purchase of government securities from the market in an effort to increase money supply.

Performance Summary October 31, 2013 (Unaudited)
Class A	1-Year	5-Year	10-Year
Average Annual Total Returns as of 10/31/13
Unadjusted for Sales Charge	-3.46%	4.89%	4.09%
Adjusted for the Maximum Sales Charge (max 2.75% load)	-6.12%	4.31%	3.80%
Barclays GNMA Index†	-0.82%	5.38%	4.95%
Class B	1-Year	5-Year	10-Year
Average Annual Total Returns as of 10/31/13
Unadjusted for Sales Charge	-4.24%	3.95%	3.16%
Adjusted for the Maximum Sales Charge (max 4.00% CDSC)	-7.02%	3.78%	3.16%
Barclays GNMA Index†	-0.82%	5.38%	4.95%
Class C	1-Year	5-Year	10-Year
Average Annual Total Returns as of 10/31/13
Unadjusted for Sales Charge	-4.07%	4.11%	3.28%
Adjusted for the Maximum Sales Charge (max 1.00% CDSC)	-4.07%	4.11%	3.28%
Barclays GNMA Index†	-0.82%	5.38%	4.95%
Class S	1-Year	5-Year	Life of Class*
Average Annual Total Returns as of 10/31/13
No Sales Charges	-3.33%	5.06%	4.41%
Barclays GNMA Index†	-0.82%	5.38%	5.10%
Institutional Class	1-Year	5-Year	10-Year
Average Annual Total Returns as of 10/31/13
No Sales Charges	-3.18%	5.11%	4.30%
Barclays GNMA Index†	-0.82%	5.38%	4.95%

Performance in the Average Annual Total Returns table(s) above and the Growth of an Assumed $10,000 Investment line graph that follows is historical and does not guarantee future results. Investment return and principal fluctuate, so your shares may be worth more or less when redeemed. Current performance may differ from performance data shown. Please visit dws-investments.com for the Fund's most recent month-end performance. Fund performance includes reinvestment of all distributions. Unadjusted returns do not reflect sales charges and would have been lower if they had.

The gross expense ratios of the Fund, as stated in the fee table of the prospectus dated February 1, 2013 are 0.79%, 1.71%, 1.55%, 0.65% and 0.59% for Class A, Class B, Class C, Class S and Institutional Class shares, respectively, and may differ from the expense ratios disclosed in the Financial Highlights tables in this report.

Index returns do not reflect any fees or expenses and it is not possible to invest directly into an index.

Performance figures do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

Growth of an Assumed $10,000 Investment (Adjusted for Maximum Sales Charge)

Yearly periods ended October 31

The Fund's growth of an assumed $10,000 investment is adjusted for the maximum sales charge of 2.75%. This results in a net initial investment of $9,725.

The growth of $10,000 is cumulative.

Performance of other share classes will vary based on the sales charges and the fee structure of those classes.

* Class S shares commenced operations on August 1, 2005. The performance shown for the index is for the time period of July 31, 2005 through October 31, 2013, which is based on the performance period of the life of Class S.

† The unmanaged Barclays GNMA Index is a market-value-weighted measure of all fixed-rate securities backed by mortgage pools of the Government National Mortgage Association.

	Class A	Class B	Class C	Class S	Institutional Class
Net Asset Value
10/31/13	$8.21	$8.21	$8.22	$8.21	$8.18
10/31/12	$8.85	$8.85	$8.86	$8.85	$8.82
Distribution Information as of 10/31/13
Income Dividends, Twelve Months	$.34	$.26	$.27	$.35	$.35
October Income Dividend	$.0262	$.0196	$.0209	$.0273	$.0275
SEC 30-day Yield‡‡	2.29%	1.52%	1.55%	2.52%	2.62%
Current Annualized Distribution Rate‡‡	3.83%	2.86%	3.05%	3.99%	4.03%

‡‡ The SEC yield is net investment income per share earned over the month ended October 31, 2013, shown as an annualized percentage of the maximum offering price per share on the last day of the period. The SEC yield is computed in accordance with a standardized method prescribed by the Securities and Exchange Commission. The SEC yields would have been 1.49% and 2.44% for Class B and S shares, respectively, had certain expenses not been reduced. Current annualized distribution rate is the latest monthly dividend shown as an annualized percentage of net asset value on October 31, 2013. Distribution rate simply measures the level of dividends and is not a complete measure of performance. The current annualized distribution rates would have been 2.83% and 3.91% for Class B and S shares, respectively, had certain expenses not been reduced. Yields and distribution rates are historical, not guaranteed and will fluctuate.

Investment Portfolio as of October 31, 2013
	Principal Amount ($)	Value ($)

Mortgage-Backed Securities Pass-Throughs 99.1%
Federal Home Loan Mortgage Corp., 7.0%, 10/1/2038	473,710	541,311
Federal National Mortgage Association:
4.0%, 9/1/2040	1,370,338	1,445,921
4.5%, 8/1/2041	368,601	396,534
Government National Mortgage Association:
3.0%, 9/15/2042	9,801,753	9,797,273
3.5%, with various maturities from 12/1/2041 until 3/20/2043 (a)	345,781,051	359,014,246
4.0%, with various maturities from 8/20/2030 until 5/20/2043 (a)	207,446,755	221,127,997
4.49%, 6/15/2041	2,089,591	2,255,128
4.5%, with various maturities from 6/20/2033 until 2/20/2042	184,799,999	200,336,081
4.55%, 1/15/2041	3,442,381	3,725,975
5.0%, with various maturities from 3/20/2029 until 7/20/2041	183,825,967	201,363,793
5.5%, with various maturities from 12/15/2024 until 5/20/2041	172,350,810	189,581,228
6.0%, with various maturities from 11/15/2028 until 5/15/2040	135,853,506	151,079,169
6.5%, with various maturities from 10/15/2024 until 3/20/2039	31,145,552	35,009,191
7.0%, with various maturities from 9/15/2035 until 2/15/2039	5,592,089	6,519,291
7.5%, with various maturities from 1/20/2027 until 6/20/2031	9,746	11,643
Total Mortgage-Backed Securities Pass-Throughs (Cost $1,363,278,176)		1,382,204,781

Collateralized Mortgage Obligations 17.5%
Fannie Mae Whole Loan, "IO2", Series 2007-W8, Interest Only, 6.0%, 9/25/2037	1,029,374	185,112
Federal Home Loan Mortgage Corp.:
"EA", Series 2530, Principal Only, Zero Coupon, 1/15/2032	530,438	462,959
"CO", Series 3820, Principal Only, Zero Coupon, 3/15/2041	6,925,196	6,207,403
"PA", Series 4122, 1.5%, 2/15/2042	1,379,472	1,303,591
"BC", Series 4144, 2.5%, 12/15/2042	743,640	588,053
"KB", Series 4144, 2.5%, 12/15/2042	2,100,000	1,666,127
"PT", Series 3586, 2.676%*, 2/15/2038	4,157,340	4,200,622
"IY", Series 3955, Interest Only, 3.0%, 3/15/2021	6,836,424	461,830
"YI", Series 3936, Interest Only, 3.0%, 6/15/2025	1,495,132	106,070
"AI", Series 4016, Interest Only, 3.0%, 9/15/2025	13,490,596	1,154,352
"DI", Series 3952, Interest Only, 3.0%, 11/15/2025	2,286,800	198,413
"EI", Series 3953, Interest Only, 3.0%, 11/15/2025	2,947,352	254,715
"IO", Series 3974, Interest Only, 3.0%, 12/15/2025	2,591,373	242,343
"GI", Series 3985, Interest Only, 3.0%, 10/15/2026	1,537,956	152,647
"DI", Series 4010, Interest Only, 3.0%, 2/15/2027	2,097,596	226,329
"IP", Series 4046, Interest Only, 3.0%, 5/15/2027	3,079,309	384,397
"IK", Series 4048, Interest Only, 3.0%, 5/15/2027	8,136,182	1,020,616
"ZB", Series 4183, 3.0%, 3/15/2043	8,163,378	7,081,192
"ZP", Series 4181, 3.0%, 3/15/2043	1,767,018	1,572,877
"IA", Series 3800, Interest Only, 3.5%, 12/15/2022	1,124,263	8,129
"MZ", Series 3821, 3.5%, 3/15/2041	6,156,485	5,497,796
"DZ", Series 4199, 3.5%, 5/15/2043	7,102,681	6,205,603
"ZG", Series 4213, 3.5%, 6/15/2043	4,616,380	4,473,915
"VZ", Series 4212, 4.0%, 6/15/2043	14,349,367	13,520,829
"JI", Series 3558, Interest Only, 4.5%, 12/15/2023	1,520,839	65,864
"PI", Series 3843, Interest Only, 4.5%, 5/15/2038	12,255,925	1,296,128
"57", Series 256, Interest Only, 5.0%, 3/15/2023	1,415,638	127,550
"SY", Series 3035, Interest Only, 5.926%*, 9/15/2035	1,325,063	172,827
"IO", Series 2580, Interest Only, 6.0%, 3/15/2033	499,533	86,587
"MI", Series 3871, Interest Only, 6.0%, 4/15/2040	2,641,075	402,765
"SG", Series 3033, Interest Only, 6.476%*, 9/15/2035	1,569,476	268,471
"A", Series 172, Interest Only, 6.5%, 1/1/2024	196,585	30,326
"JS", Series 3572, Interest Only, 6.626%*, 9/15/2039	2,452,659	393,193
"SB", Series 2742, Interest Only, 6.826%*, 1/15/2019	1,675,584	189,608
"SN", Series 3175, Interest Only, 6.976%*, 6/15/2036	3,944,345	582,932
Federal National Mortgage Association:
"1", Series 17, Principal Only, Zero Coupon, 5/1/2017	500	487
"ZC", Series 2012-134, 2.5%, 12/25/2042	7,940,721	5,751,380
"DI", Series 2011-136, Interest Only, 3.0%, 1/25/2026	2,445,622	210,104
"ZM", Series 2013-18, 3.0%, 3/25/2033	3,502,080	3,179,879
"LA", Series 2013-30, 3.0%, 3/25/2043	2,000,000	1,806,019
"PU", Series 2013-30, 3.0%, 4/25/2043	9,139,291	8,393,823
"LZ", Series 2013-45, 3.0%, 5/25/2043	8,120,752	6,237,042
"ZC", Series 2013-53, 3.0%, 6/25/2043	8,125,815	6,621,072
"HI", Series 2010-123, Interest Only, 3.5%, 3/25/2024	4,573,313	284,587
"KI", Series 2011-72, Interest Only, 3.5%, 3/25/2025	6,841,474	434,154
"KI", Series 2012-98, Interest Only, 3.5%, 7/25/2027	21,240,999	2,837,105
''IO", Series 2012-146, Interest Only, 3.5%, 1/25/2043	7,620,232	1,849,589
"LZ", Series 2013-6, 3.5%, 2/25/2043	752,467	622,243
"ZN", Series 2013-54, 3.5%, 6/25/2043	8,099,597	7,685,439
"KZ", Series 2013-66, 3.5%, 7/25/2043	11,735,927	10,399,175
"BI", Series 2011-42, Interest Only, 4.0%, 8/25/2025	2,748,520	199,337
"ZB", Series 2010-136, 4.0%, 12/25/2040	4,201,184	4,022,406
"25", Series 351, Interest Only, 4.5%, 5/1/2019	1,493,849	129,119
"AI", Series 2011-24, Interest Only, 4.5%, 8/25/2024	1,323,842	50,047
"CZ", Series 2011-99, 4.5%, 10/25/2041	4,392,370	4,598,672
"21", Series 334, Interest Only, 5.0%, 3/1/2018	1,646,389	119,838
"20", Series 334, Interest Only, 5.0%, 3/1/2018	1,254,746	93,844
''23", Series 339, Interest Only, 5.0%, 7/1/2018	1,227,375	83,307
"27", Series 351, Interest Only, 5.0%, 4/1/2019	1,319,739	102,505
"26", Series 381, Interest Only, 5.0%, 12/25/2020	320,466	26,818
"ZA", Series 2008-24, 5.0%, 4/25/2038	16,515,764	18,026,405
"KT", Series 2007-32, 5.5%, 4/25/2037	1,101,547	1,195,943
"PJ", Series 2004-46, Interest Only, 5.83%*, 3/25/2034	3,118,636	411,725
"HS", Series 2009-87, Interest Only, 5.98%*, 11/25/2039	8,222,727	1,108,549
"ZB", Series 2005-37, 6.0%, 5/25/2035	1,746,488	1,977,407
"WI", Series 2011-59, Interest Only, 6.0%, 5/25/2040	5,511,081	447,172
"HI", Series 2010-2, Interest Only, 6.5%, 2/25/2040	1,000,000	440,221
"PI", Series 2006-20, Interest Only, 6.51%*, 11/25/2030	4,810,000	833,413
"SA", Series 2005-17, Interest Only, 6.53%*, 3/25/2035	2,007,762	395,608
"SI", Series 2007-23, Interest Only, 6.6%*, 3/25/2037	2,502,925	400,636
"SJ", Series 2007-36, Interest Only, 6.6%*, 4/25/2037	2,020,381	284,677
"KI", Series 2005-65, Interest Only, 6.83%*, 8/25/2035	1,058,412	198,018
Government National Mortgage Association:
"PO", Series 2007-18, Principal Only, Zero Coupon, 5/20/2035	647,116	452,620
"IG", Series 2010-147, Interest Only, 2.0%, 11/16/2013	14,103,297	760
"PE", Series 2013-24, 2.875%, 2/20/2043	1,602,000	1,362,016
"HX", Series 2012-91, 3.0%, 9/20/2040	5,048,528	5,011,481
"ZD", Series 2013-37, 3.0%, 3/20/2043	1,284,641	1,254,404
"BZ", Series 2013-79, 3.0%, 5/20/2043	4,050,251	3,330,650
"IE", Series 2011-128, Interest Only, 3.5%, 9/20/2026	10,673,222	1,285,720
"ZJ", Series 2013-106, 3.5%, 7/20/2043	4,876,527	4,255,184
"LI", Series 2009-104, Interest Only, 4.5%, 12/16/2018	2,961,598	203,870
"BI", Series 2010-95, Interest Only, 4.5%, 8/20/2032	3,012,949	75,413
"NI", Series 2010-44, Interest Only, 4.5%, 10/20/2037	1,692,739	151,890
"BL", Series 2011-46, 4.5%, 10/20/2037	5,000,000	5,410,404
"CI", Series 2011-111, Interest Only, 4.5%, 11/20/2037	2,333,025	215,203
"GP", Series 2010-67, 4.5%, 3/20/2039	4,000,000	4,313,759
"IN", Series 2011-18, Interest Only, 4.5%, 5/20/2039	3,329,582	504,050
"AI", Series 2012-15, Interest Only, 4.5%, 9/20/2040	7,303,327	1,781,888
"ZV", Series 2011-73, 4.5%, 5/20/2041	8,917,255	9,459,987
"QI", Series 2013-20, Interest Only, 4.5%, 12/16/2042	7,252,210	1,433,474
"LV", Series 2012-77, 5.0%, 7/20/2026	4,079,363	4,440,921
"ZB", Series 2004-31, 5.0%, 4/20/2034	8,995,997	9,777,916
"MI", Series 2009-76, Interest Only, 5.0%, 3/20/2035	1,682,876	28,662
"ZA", Series 2006-47, 5.0%, 8/16/2036	7,617,868	8,504,497
"Z", Series 2008-5, 5.0%, 1/20/2038	6,674,283	7,289,823
"IJ", Series 2010-41, Interest Only, 5.0%, 9/20/2038	2,048,124	288,124
"Z", Series 2009-112, 5.0%, 11/20/2039	8,510,806	9,460,735
"AI", Series 2008-40, Interest Only, 5.5%, 5/16/2023	1,443,337	141,404
"AI", Series 2008-51, Interest Only, 5.5%, 5/16/2023	3,611,405	306,427
"AI", Series 2008-46, Interest Only, 5.5%, 5/16/2023	1,268,701	114,708
"IB", Series 2005-73, Interest Only, 5.5%, 4/20/2032	20,234	3
"MI", Series 2004-38, Interest Only, 5.5%, 11/20/2033	1,678,906	161,526
"PI", Series 2005-73, Interest Only, 5.5%, 12/20/2034	1,561,260	138,797
"YI", Series 2010-147, Interest Only, 5.5%, 7/16/2039	960,636	104,483
"BS", Series 2011-93, Interest Only, 5.925%*, 7/16/2041	19,277,045	2,991,726
"IL", Series 2009-93, Interest Only, 6.0%, 10/16/2014	2,701,856	133,066
"BZ", Series 2004-46, 6.0%, 6/20/2034	1,403,611	1,563,976
"CI", Series 2009-42, Interest Only, 6.0%, 8/16/2035	481,650	130,972
"AV", Series 2010-14, Interest Only, 6.125%*, 2/16/2040	5,056,702	855,248
"SA", Series 2012-84, Interest Only, 6.128%*, 12/20/2038	11,307,590	1,917,788
"SM", Series 2009-100, Interest Only, 6.275%*, 5/16/2039	2,381,417	324,053
"AI", Series 2007-38, Interest Only, 6.285%*, 6/16/2037	1,967,200	272,984
"SL", Series 2009-100, Interest Only, 6.325%*, 5/16/2039	2,778,320	385,001
"QA", Series 2007-57, Interest Only, 6.328%*, 10/20/2037	2,253,580	327,571
"IP", Series 2009-118, Interest Only, 6.5%, 12/16/2039	1,365,392	276,730
"SL", Series 2007-26, Interest Only, 6.625%*, 5/16/2037	4,366,142	710,960
"S", Series 1999-17, Interest Only, 8.025%*, 5/16/2029	461,048	91,553
"S", Series 2000-14, Interest Only, 8.175%*, 2/16/2030	1,834,082	416,481
Total Collateralized Mortgage Obligations (Cost $244,910,266)		243,908,844

Government & Agency Obligations 5.1%
U.S. Government Sponsored Agency 1.1%
Federal National Mortgage Association, 3.0%, 11/15/2027	17,500,000	15,979,581
U.S. Treasury Obligations 4.0%
U.S. Treasury Bill, 0.02%**, 2/13/2014 (b)	6,134,000	6,133,116
U.S. Treasury Notes:
0.75%, 6/15/2014 (c) (d)	37,000,000	37,145,965
1.0%, 8/31/2016	12,000,000	12,150,936
		55,430,017
Total Government & Agency Obligations (Cost $73,012,911)		71,409,598

	Contract Amount	Value ($)

Call Options Purchased 0.4%
Options on Interest Rate Swap Contracts
Pay Fixed Rate — 3.72% - Receive Floating — LIBOR, Swap Expiration Date 4/22/2026, Option Expiration Date 4/20/20161	34,000,000	1,667,302
Pay Fixed Rate — 4.19% - Receive Floating — LIBOR, Swap Expiration Date 2/3/2027, Option Expiration Date 2/1/20172	40,700,000	1,948,887
Pay Fixed Rate — 4.32% - Receive Floating — LIBOR, Swap Expiration Date 2/3/2027, Option Expiration Date 2/1/20173	39,500,000	1,729,030
Total Call Options Purchased (Cost $5,194,428)		5,345,219

Put Options Purchased 0.1%
Options on Interest Rate Swap Contracts
Receive Fixed Rate — 2.19% - Pay Floating — LIBOR, Swap Expiration Date 2/3/2027, Option Expiration Date 2/1/20172	40,700,000	316,565
Receive Fixed Rate — 2.32% - Pay Floating — LIBOR, Swap Expiration Date 2/3/2027, Option Expiration Date 2/1/20173	39,500,000	368,187
Total Put Options Purchased (Cost $2,726,033)		684,752

	Shares	Value ($)

Cash Equivalents 2.8%
Central Cash Management Fund, 0.06% (e) (Cost $39,053,575)	39,053,575	39,053,575

	% of Net Assets	Value ($)

Total Investment Portfolio (Cost $1,728,175,389)†	125.0	1,742,606,769
Other Assets and Liabilities, Net	(25.0)	(348,842,507)
Net Assets	100.0	1,393,764,262

* These securities are shown at their current rate as of October 31, 2013.

** Annualized yield at time of purchase; not a coupon rate.

† The cost for federal income tax purposes was $1,728,347,131. At October 31, 2013, net unrealized appreciation for all securities based on tax cost was $14,259,638. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost of $42,706,660 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value of $28,447,022.

(a) When-issued or delayed delivery securities included.

(b) At October 31, 2013, this security has been pledged, in whole or in part, to cover initial margin requirements for open futures contracts.

(c) At October 31, 2013, this security has been pledged, in whole or in part, as collateral for open bilateral swap contracts.

(d) At October 31, 2013, this security has been pledged, in whole or in part, to cover initial margin requirements for open centrally cleared swap contracts.

(e) Affiliated fund managed by Deutsche Investment Management Americas Inc. The rate shown is the annualized seven-day yield at period end.

Interest Only: Interest Only (IO) bonds represent the "interest only" portion of payments on a pool of underlying mortgages or mortgage-backed securities. IO securities are subject to prepayment risk of the pool of underlying mortgages.

LIBOR: London Interbank Offered Rate

Principal Only: Principal Only (PO) bonds represent the "principal only" portion of payments on a pool of underlying mortgages or mortgage-backed securities.

Included in the portfolio are investments in mortgage or asset-backed securities which are interests in separate pools of mortgages or assets. Effective maturities of these investments may be shorter than stated maturities due to prepayments. Some separate investments in the Government National Mortgage Association issues which have similar coupon rates have been aggregated for presentation purposes in this investment portfolio.

At October 31, 2013, open futures contracts purchased were as follows:
Futures	Currency	Expiration Date	Contracts	Notional Value ($)	Unrealized Appreciation ($)
10 Year U.S. Treasury Note	USD	12/19/2013	350	44,575,781	690,527
3 Month Euro Euribor Interest Rate Futures	EUR	9/15/2014	17	5,750,238	14,113
3 Month Euro Swiss Franc (Euroswiss) Interest Rate Futures	CHF	9/15/2014	21	5,785,502	9,804
3 Month Euroyen Futures	JPY	9/12/2014	23	5,834,791	2,923
3 Month Sterling (Short Sterling) Interest Rate Futures	GBP	9/17/2014	29	5,773,380	12,722
90 Day Eurodollar	USD	9/15/2014	24	5,978,100	17,621
ASX 90 Day Bank Accepted Bills	AUD	9/11/2014	25	23,469,035	6,827
Ultra Long U.S. Treasury Bond	USD	12/19/2013	50	7,204,688	367,478
Total unrealized appreciation					1,122,015

At October 31, 2013, open written option contracts were as follows:
Options on Interest Rate Swap Contracts
	Swap Effective/ Expiration Date	Contract Amount		Option Expiration Date	Premiums Received ($)	Value ($) (f)
Call Options Receive Fixed — 3.19% - Pay Floating — LIBOR	2/3/2017 2/3/2027	20,400,000	2	2/1/2017	1,468,801	(1,852,732)
Receive Fixed — 3.32% - Pay Floating — LIBOR	2/3/2017 2/3/2027	19,750,000	3	2/1/2017	1,428,519	(1,660,477)
Receive Fixed — 4.064% - Pay Floating — LIBOR	5/13/2014 5/13/2044	33,800,000	1	5/9/2014	249,275	(526,827)
Receive Fixed — 4.22% - Pay Floating — LIBOR	4/22/2016 4/22/2026	34,000,000	1	4/20/2016	1,212,100	(1,118,198)
Receive Fixed — 5.132% - Pay Floating — LIBOR	3/17/2016 3/17/2026	33,800,000	1	3/15/2016	244,205	(457,862)
Receive Fixed — 5.132% - Pay Floating — LIBOR	3/17/2016 3/17/2026	33,800,000	3	3/15/2016	398,840	(457,862)
Total Call Options					5,001,740	(6,073,958)
Put Options Pay Fixed — 3.093% - Receive Floating — LIBOR	10/21/2014 10/21/2044	26,100,000	3	10/17/2014	360,180	(344,806)
Pay Fixed — 3.033% - Receive Floating — LIBOR	10/24/2014 10/24/2044	26,100,000	4	10/22/2014	331,470	(300,938)
Pay Fixed — 2.888% - Receive Floating — LIBOR	11/3/2014 11/3/2044	26,100,000	1	10/30/2014	247,950	(247,950)
Pay Fixed — 1.132% - Receive Floating — LIBOR	3/17/2016 3/17/2026	33,800,000	1	3/15/2016	244,205	(22,521)
Pay Fixed — 1.132% - Receive Floating — LIBOR	3/17/2016 3/17/2026	33,800,000	3	3/15/2016	86,190	(22,521)
Pay Fixed — 2.064% - Receive Floating — LIBOR	5/13/2014 5/13/2044	33,800,000	1	5/9/2014	249,275	(5,367)
Pay Fixed — 2.385% - Receive Floating — LIBOR	3/31/2014 3/31/2044	33,800,000	6	3/27/2014	461,370	(9,714)
Pay Fixed — 2.423% - Receive Floating — LIBOR	3/20/2014 3/20/2044	33,800,000	2	3/18/2014	486,720	(10,069)
Pay Fixed — 3.19% - Receive Floating — LIBOR	2/3/2017 2/3/2027	20,400,000	2	2/1/2017	1,468,800	(540,914)
Pay Fixed — 3.32% - Receive Floating — LIBOR	2/3/2017 2/3/2027	19,750,000	3	2/1/2017	1,428,519	(598,293)
Total Put Options					5,364,679	(2,103,093)
Total					10,366,419	(8,177,051)

(f) Unrealized appreciation on written options on interest rate swap contracts at October 31, 2013 was $2,189,368.

At October 31, 2013, open interest rate swap contracts were as follows:
Centrally Cleared Swap
Effective/ Expiration Dates	Notional Amount ($)		Cash Flows Paid by the Fund	Cash Flows Received by the Fund	Value ($)	Unrealized Depreciation ($)
5/13/2014 5/13/2044	33,800,000	5	Fixed — 4.064%	Floating — LIBOR	(2,353,903)	(1,956,148)

Bilateral Swaps
Effective/ Expiration Dates	Notional Amount ($)		Cash Flows Paid by the Fund	Cash Flows Received by the Fund	Value ($)	Upfront Payments Paid/ (Received) ($)	Unrealized Appreciation/ (Depreciation) ($)
4/23/2014 4/23/2016	300,000,000	1	Fixed — 0.921%	Floating — LIBOR	(1,921,830)	137,537	(2,059,367)
4/23/2014 4/23/2019	70,000,000	1	Fixed — 2.077%	Floating — LIBOR	(1,134,952)	56,522	(1,191,474)
7/19/2014 7/19/2021	140,000,000	4	Fixed — 2.63%	Floating — LIBOR	(1,516,942)	(16,460)	(1,500,482)
4/23/2014 4/23/2024	60,000,000	4	Fixed — 3.024%	Floating — LIBOR	(732,685)	(25,478)	(707,207)
4/23/2014 4/23/2034	35,000,000	4	Fixed — 3.532%	Floating — LIBOR	37,860	(26,025)	63,885
5/22/2014 5/22/2020	44,200,000	4	Floating — LIBOR	Fixed — 1.686%	(1,080,442)	—	(1,080,442)
6/3/2013 6/3/2025	33,200,000	1	Floating — LIBOR	Fixed — 3.0%	(379,276)	—	(379,276)
Total net unrealized depreciation							(6,854,363)

Counterparties:

1 Nomura International PLC

2 JPMorgan Chase Securities, Inc.

3 BNP Paribas

4 Citigroup, Inc.

5 Morgan Stanley

6 Barclays Capital PLC

Currency Abbreviations
AUD Australian Dollar CHF Swiss Franc EUR Euro GBP British Pound JPY Japanese Yen USD United States Dollar

For information on the Fund's policy and additional disclosures regarding options purchased, futures contracts, interest rate swap contracts and written options contracts, please refer to Note B in the accompanying Notes to Financial Statements.

Fair Value Measurements

Various inputs are used in determining the value of the Fund's investments. These inputs are summarized in three broad levels. Level 1 includes quoted prices in active markets for identical securities. Level 2 includes other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds and credit risk). Level 3 includes significant unobservable inputs (including the Fund's own assumptions in determining the fair value of investments). The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used as of October 31, 2013 in valuing the Fund's investments. For information on the Fund's policy regarding the valuation of investments, please refer to the Security Valuation section of Note A in the accompanying Notes to Financial Statements.

Assets	Level 1	Level 2	Level 3	Total

Fixed Income Investments (g)
Mortgage-Backed Securities Pass-Throughs	$—	$1,382,204,781	$—	$1,382,204,781
Collateralized Mortgage Obligations	—	243,908,844	—	243,908,844
Government & Agency Obligations	—	71,409,598	—	71,409,598
Short-Term Investments	39,053,575	—	—	39,053,575
Derivatives (h)
Purchased Options	—	6,029,971	—	6,029,971
Futures Contracts	1,122,015	—	—	1,122,015
Interest Rate Swap Contracts	—	63,885	—	63,885
Total	$40,175,590	$1,703,617,079	$—	$1,743,792,669
Liabilities	Level 1	Level 2	Level 3	Total

Derivatives (h)
Written Options	$—	$(8,177,051)	$—	$(8,177,051)
Interest Rate Swap Contracts	—	(8,874,396)	—	(8,874,396)
Total	$—	$(17,051,447)	$—	$(17,051,447)

There have been no transfers between fair value measurement levels during the year ended October 31, 2013.

(g) See Investment Portfolio for additional detailed categorizations.

(h) Derivatives include options purchased, at value; unrealized appreciation (depreciation) on futures contracts; interest rate swap contracts; and options written, at value.

The accompanying notes are an integral part of the financial statements.

Statement of Assets and Liabilities
as of October 31, 2013
Assets
Investments: Investments in non-affiliated securities, at value (cost $1,689,121,814)	$1,703,553,194
Investment in Central Cash Management Fund (cost $39,053,575)	39,053,575
Total investments in securities, at value (cost $1,728,175,389)	1,742,606,769
Cash	25,957
Deposit with broker for futures contracts	2,264
Receivable for investments sold	40,605,195
Receivable for investments sold — when-issued securities	76,885,000
Receivable for Fund shares sold	77,493
Interest receivable	6,475,421
Receivable for variation margin on centrally cleared swaps	125,553
Unrealized appreciation on swap contracts	63,885
Upfront payments paid on swap contracts	194,059
Other assets	22,486
Total assets	1,867,084,082
Liabilities
Foreign cash overdraft, at value (cost $1,021)	729
Payable for investments purchased	726,127
Payable for investments purchased — when-issued securities	453,356,580
Payable for Fund shares redeemed	2,378,336
Payable for variation margin on futures contracts	44,164
Options written, at value (premiums received $10,366,419)	8,177,051
Unrealized depreciation on swap contracts	6,918,248
Upfront payments received on swap contracts	67,963
Accrued management fee	391,030
Accrued Trustees' fees	15,747
Other accrued expenses and payables	1,243,845
Total liabilities	473,319,820
Net assets, at value	$1,393,764,262

The accompanying notes are an integral part of the financial statements.

Statement of Assets and Liabilities as of October 31, 2013 (continued)
Net Assets Consist of
Undistributed net investment income	270,428
Net unrealized appreciation (depreciation) on: Investments	14,431,380
Swap contracts	(8,810,511)
Futures	1,122,015
Foreign currency	304
Written options	2,189,368
Accumulated net realized gain (loss)	(96,847,370)
Paid-in capital	1,481,408,648
Net assets, at value	$1,393,764,262
Net Asset Value
Class A Net Asset Value and redemption price per share ($1,251,846,417 ÷ 152,487,021 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)	$8.21
Maximum offering price per share (100 ÷ 97.25 of $8.21)	$8.44
Class B Net Asset Value, offering and redemption price (subject to contingent deferred sales charge) per share ($2,272,841 ÷ 276,974 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)	$8.21
Class C Net Asset Value, offering and redemption price (subject to contingent deferred sales charge) per share ($56,806,323 ÷ 6,907,571 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)	$8.22
Class S Net Asset Value, offering and redemption price per share ($79,241,440 ÷ 9,652,686 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)	$8.21
Institutional Class Net Asset Value, offering and redemption price per share ($3,597,241 ÷ 439,493 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)	$8.18

The accompanying notes are an integral part of the financial statements.

Statement of Operations
for the year ended October 31, 2013
Investment Income
Income: Interest	$45,765,769
Income distributions — Central Cash Management Fund	24,013
Securities lending income, including income from Daily Assets Fund Institutional, net of borrower rebates	226
Total income	45,790,008
Expenses: Management fee	5,298,266
Administration fee	1,628,473
Services to shareholders	1,868,855
Distribution and service fees	4,116,933
Custodian fee	114,282
Professional fees	133,226
Reports to shareholders	157,686
Registration fees	115,895
Trustees' fees and expenses	62,368
Other	207,578
Total expenses before expense reductions	13,703,562
Expense reductions	(5,975)
Total expenses after expense reductions	13,697,587
Net investment income	32,092,421
Realized and Unrealized Gain (Loss)
Net realized gain (loss) from: Investments	(8,960,866)
Swap contracts	12,170,412
Futures	(7,109,043)
Written options	(19,831,973)
Foreign currency	(3,413,547)
(27,145,017)
Change in net unrealized appreciation (depreciation) on: Investments	(57,617,434)
Swap contracts	(8,516,808)
Futures	1,386,733
Written options	(1,058,012)
Foreign currency	296,172
(65,509,349)
Net gain (loss)	(92,654,366)
Net increase (decrease) in net assets resulting from operations	$(60,561,945)

The accompanying notes are an integral part of the financial statements.

Statement of Changes in Net Assets
	Years Ended October 31,
Increase (Decrease) in Net Assets	2013	2012
Operations: Net investment income	$32,092,421	$46,901,382
Net realized gain (loss)	(27,145,017)	36,843,238
Change in net unrealized appreciation (depreciation)	(65,509,349)	(16,015,729)
Net increase (decrease) in net assets resulting from operations	(60,561,945)	67,728,891
Distributions to shareholders from: Net investment income: Class A	(57,119,846)	(76,172,405)
Class B	(100,921)	(189,916)
Class C	(2,740,794)	(3,510,440)
Class S	(3,870,918)	(4,962,881)
Institutional Class	(227,874)	(310,228)
Total distributions	(64,060,353)	(85,145,870)
Fund share transactions: Proceeds from shares sold	89,177,575	177,182,018
Reinvestment of distributions	53,329,327	69,950,919
Payments for shares redeemed	(437,093,386)	(284,080,253)
Net increase (decrease) in net assets from Fund share transactions	(294,586,484)	(36,947,316)
Increase (decrease) in net assets	(419,208,782)	(54,364,295)
Net assets at beginning of period	1,812,973,044	1,867,337,339
Net assets at end of period (including undistributed net investment income of $270,428 and $7,988,185, respectively)	$1,393,764,262	$1,812,973,044

The accompanying notes are an integral part of the financial statements.

Financial Highlights
	Years Ended October 31,
Class A	2013	2012	2011	2010	2009
Selected Per Share Data
Net asset value, beginning of period	$8.85	$8.93	$8.91	$8.79	$8.08
Income from investment operations: Net investment incomea	.17	.23	.29	.30	.34
Net realized and unrealized gain (loss)	(.47)	.10	.11	.27	.73
Total from investment operations	(.30)	.33	.40	.57	1.07
Less distributions from: Net investment income	(.34)	(.41)	(.38)	(.37)	(.36)
Net realized gains	—	—	—	(.08)	—
Total distributions	(.34)	(.41)	(.38)	(.45)	(.36)
Net asset value, end of period	$8.21	$8.85	$8.93	$8.91	$8.79
Total Return (%)b	(3.46)	3.81	4.62	6.54	13.67
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	1,252	1,599	1,673	1,801	1,847
Ratio of expenses (%)	.81	.79	.79	.80	.81
Ratio of net investment income (%)	2.01	2.57	3.30	3.33	4.00
Portfolio turnover rate (%)	372	538	214	186	207
a Based on average shares outstanding during the period. b Total return does not reflect the effect of any sales charges.

	Years Ended October 31,
Class B	2013	2012	2011	2010	2009
Selected Per Share Data
Net asset value, beginning of period	$8.85	$8.93	$8.91	$8.79	$8.07
Income from investment operations: Net investment incomea	.09	.15	.22	.22	.27
Net realized and unrealized gain (loss)	(.47)	.11	.10	.27	.74
Total from investment operations	(.38)	.26	.32	.49	1.01
Less distributions from: Net investment income	(.26)	(.34)	(.30)	(.29)	(.29)
Net realized gains	—	—	—	(.08)	—
Total distributions	(.26)	(.34)	(.30)	(.37)	(.29)
Net asset value, end of period	$8.21	$8.85	$8.93	$8.91	$8.79
Total Return (%)b,c	(4.24)	2.79	3.67	5.72	12.52
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	2	4	6	9	15
Ratio of expenses before expense reductions (%)	1.76	1.71	1.66	1.72	1.77
Ratio of expenses after expense reductions (%)	1.74	1.69	1.63	1.70	1.69
Ratio of net investment income (%)	1.03	1.68	2.46	2.43	3.12
Portfolio turnover rate (%)	372	538	214	186	207
a Based on average shares outstanding during the period. b Total return does not reflect the effect of any sales charges. c Total return would have been lower had certain expenses not been reduced.

	Years Ended October 31,
Class C	2013	2012	2011	2010	2009
Selected Per Share Data
Net asset value, beginning of period	$8.86	$8.95	$8.93	$8.81	$8.09
Income from investment operations: Net investment incomea	.10	.16	.22	.23	.27
Net realized and unrealized gain (loss)	(.47)	.10	.11	.27	.75
Total from investment operations	(.37)	.26	.33	.50	1.02
Less distributions from: Net investment income	(.27)	(.35)	(.31)	(.30)	(.30)
Net realized gains	—	—	—	(.08)	—
Total distributions	(.27)	(.35)	(.31)	(.38)	(.30)
Net asset value, end of period	$8.22	$8.86	$8.95	$8.93	$8.81
Total Return (%)b	(4.07)	2.90	3.82	5.83	12.76
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	57	100	80	82	63
Ratio of expenses (%)	1.57	1.55	1.56	1.56	1.59
Ratio of net investment income (%)	1.21	1.78	2.53	2.57	3.22
Portfolio turnover rate (%)	372	538	214	186	207
a Based on average shares outstanding during the period. b Total return does not reflect the effect of any sales charges.

	Years Ended October 31,
Class S	2013		2012	2011	2010	2009
Selected Per Share Data
Net asset value, beginning of period	$8.85		$8.93	$8.91	$8.80	$8.08
Income from investment operations: Net investment incomea	.18		.24	.31	.31	.36
Net realized and unrealized gain (loss)	(.47)		.11	.11	.27	.74
Total from investment operations	(.29)		.35	.42	.58	1.10
Less distributions from: Net investment income	(.35)		(.43)	(.40)	(.39)	(.38)
Net realized gains	—		—	—	(.08)	—
Total distributions	(.35)		(.43)	(.40)	(.47)	(.38)
Net asset value, end of period	$8.21		$8.85	$8.93	$8.91	$8.80
Total Return (%)	(3.33	)b	3.96	4.67	6.84	13.87
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	79		99	107	93	84
Ratio of expenses before expense reductions (%)	.68		.65	.63	.62	.64
Ratio of expenses after expense reductions (%)	.67		.65	.63	.62	.64
Ratio of net investment income (%)	2.15		2.73	3.46	3.51	4.17
Portfolio turnover rate (%)	372		538	214	186	207
a Based on average shares outstanding during the period. b Total return would have been lower had certain expenses not been reduced.

	Years Ended October 31,
Institutional Class	2013	2012	2011	2010	2009
Selected Per Share Data
Net asset value, beginning of period	$8.82	$8.91	$8.90	$8.79	$8.07
Income from investment operations: Net investment incomea	.18	.24	.32	.32	.36
Net realized and unrealized gain (loss)	(.47)	.11	.10	.26	.74
Total from investment operations	(.29)	.35	.42	.58	1.10
Less distributions from: Net investment income	(.35)	(.44)	(.41)	(.39)	(.38)
Net realized gains	—	—	—	(.08)	—
Total distributions	(.35)	(.44)	(.41)	(.47)	(.38)
Net asset value, end of period	$8.18	$8.82	$8.91	$8.90	$8.79
Total Return (%)	(3.18)	3.96	4.79	6.80	13.90
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	4	11	2	2	.49
Ratio of expenses (%)	.61	.59	.52	.51	.57
Ratio of net investment income (%)	2.12	2.72	3.57	3.62	4.24
Portfolio turnover rate (%)	372	538	214	186	207
a Based on average shares outstanding during the period.

Notes to Financial Statements

A. Organization and Significant Accounting Policies

DWS Strategic Government Securities Fund (the "Fund") is a diversified series of DWS Income Trust (the "Trust"), which is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company organized as a Massachusetts business trust.

The Fund offers multiple classes of shares which provide investors with different purchase options. Class A shares are offered to investors subject to an initial sales charge. Class B shares of the Fund are closed to new purchases, except exchanges or the reinvestment of dividends or other distributions. Class B shares were offered to investors without an initial sales charge and are subject to higher ongoing expenses than Class A shares and a contingent deferred sales charge payable upon certain redemptions. Class B shares automatically convert to Class A shares six years after issuance. Class C shares are offered to investors without an initial sales charge but are subject to higher ongoing expenses than Class A shares and a contingent deferred sales charge payable upon certain redemptions within one year of purchase. Class C shares do not automatically convert into another class. Institutional Class shares are generally available only to qualified institutions, are not subject to initial or contingent deferred sales charges and generally have lower ongoing expenses than other classes. Class S shares are not subject to initial or contingent deferred sales charges and are only available to a limited group of investors.

Investment income, realized and unrealized gains and losses, and certain fund-level expenses and expense reductions, if any, are borne pro rata on the basis of relative net assets by the holders of all classes of shares, except that each class bears certain expenses unique to that class such as services to shareholders, distribution and service fees and certain other class-specific expenses. Differences in class-level expenses may result in payment of different per share dividends by class. All shares of the Fund have equal rights with respect to voting subject to class-specific arrangements.

The Fund's financial statements are prepared in accordance with accounting principles generally accepted in the United States of America which require the use of management estimates. Actual results could differ from those estimates. The policies described below are followed consistently by the Fund in the preparation of its financial statements.

Security Valuation. Investments are stated at value determined as of the close of regular trading on the New York Stock Exchange on each day the exchange is open for trading.

Various inputs are used in determining the value of the Fund's investments. These inputs are summarized in three broad levels. Level 1 includes quoted prices in active markets for identical securities. Level 2 includes other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, and credit risk). Level 3 includes significant unobservable inputs (including the Fund's own assumptions in determining the fair value of investments). The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Debt securities are valued at prices supplied by independent pricing services approved by the Fund's Board. Such services may use various pricing techniques which take into account appropriate factors such as yield, quality, coupon rate, maturity, type of issue, trading characteristics, prepayment speeds and other data, as well as broker quotes. If the pricing services are unable to provide valuations, debt securities are valued at the average of the most recent reliable bid quotations or evaluated prices, as applicable, obtained from broker-dealers. These securities are generally categorized as Level 2.

Money market instruments purchased with an original or remaining maturity of sixty days or less, maturing at par, are valued at amortized cost, which approximates value, and are categorized as Level 2. Investments in open-end investment companies are valued at their net asset value each business day and are categorized as Level 1.

Futures contracts are generally valued at the settlement prices established each day on the exchange on which they are traded and are categorized as Level 1.

Swap contracts are valued based upon prices supplied by a Board approved pricing vendor, if available, and otherwise are valued at the price provided by the broker-dealer. Swap contracts are generally categorized as Level 2.

Exchange-traded options are valued at the last sale price or, in the absence of a sale, the mean between the closing bid and asked prices or at the most recent asked price (bid for purchased options) if no bid or asked price are available. Over-the-counter written or purchased options are valued at prices supplied by a Board approved pricing vendor, if available, and otherwise are valued at the price provided by the broker-dealer with which the option was traded. Over-the-counter written or purchased options are generally categorized as Level 2. Exchange-traded options are categorized as Level 1.

Securities and other assets for which market quotations are not readily available or for which the above valuation procedures are deemed not to reflect fair value are valued in a manner that is intended to reflect their fair value as determined in accordance with procedures approved by the Board and are generally categorized as Level 3. In accordance with the Fund's valuation procedures, factors used in determining value may include, but are not limited to, the type of the security; the size of the holding; the initial cost of the security; the existence of any contractual restrictions on the security's disposition; the price and extent of public trading in similar securities of the issuer or of comparable companies; quotations or evaluated prices from broker-dealers and/or pricing services; information obtained from the issuer, analysts, and/or the appropriate stock exchange (for exchange-traded securities); an analysis of the company's or issuer's financial statements; an evaluation of the forces that influence the issuer and the market(s) in which the security is purchased and sold; and with respect to debt securities, the maturity, coupon, creditworthiness, currency denomination and the movement of the market in which the security is normally traded. The value determined under these procedures may differ from published values for the same securities.

Disclosure about the classification of fair value measurements is included in a table following the Fund's Investment Portfolio.

New Accounting Pronouncement. In January 2013, Accounting Standard Update 2013-01 (ASU 2013-01), Clarifying the Scope of Disclosures about Offsetting Assets and Liabilities, replaced Accounting Standards Update 2011-11 (ASU 2011-11), Disclosures about Offsetting Assets and Liabilities. ASU 2013-01 is effective for fiscal years beginning on or after January 1, 2013, and interim periods within those annual periods. ASU 2011-11 was intended to enhance disclosure requirements on the offsetting of financial assets and liabilities. ASU 2013-01 limits the scope of the new balance sheet offsetting disclosures to derivatives, repurchase agreements, and securities lending transactions to the extent that they are (1) offset in the financial statements or (2) subject to an enforceable master netting arrangement or similar agreement. Management has completed its evaluation of the application of ASU 2013-01 and its impact on the Fund's financial statements and will include the required disclosures in the semiannual shareholder report as of April 30, 2014.

Foreign Currency Translations. The books and records of the Fund are maintained in U.S. dollars. Investment securities and other assets and liabilities denominated in a foreign currency are translated into U.S. dollars at the prevailing exchange rates at period end. Purchases and sales of investment securities, income and expenses are translated into U.S. dollars at the prevailing exchange rates on the respective dates of the transactions.

Net realized and unrealized gains and losses on foreign currency transactions represent net gains and losses between trade and settlement dates on securities transactions, the acquisition and disposition of foreign currencies, and the difference between the amount of net investment income accrued and the U.S. dollar amount actually received. That portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed but is included with net realized and unrealized gain/appreciation and loss/depreciation on investments.

Securities Lending. Deutsche Bank AG, as lending agent, lends securities of the Fund to certain financial institutions under the terms of the Security Lending Agreement. The Fund retains the benefits of owning the securities it has loaned and continues to receive interest and dividends generated by the securities and to participate in any changes in their market value. The Fund requires the borrowers of the securities to maintain collateral with the Fund consisting of either cash or liquid, unencumbered assets having a value at least equal to the value of the securities loaned. When the collateral falls below specified amounts, the lending agent will use its best effort to obtain additional collateral on the next business day to meet required amounts under the security lending agreement. The Fund may invest the cash collateral into a joint trading account in an affiliated money market fund pursuant to Exemptive Orders issued by the SEC. The Fund receives compensation for lending its securities either in the form of fees or by earning interest on invested cash collateral net of borrower rebates and fees paid to a lending agent. Either the Fund or the borrower may terminate the loan. There may be risks of delay and costs in recovery of securities or even loss of rights in the collateral should the borrower of the securities fail financially. If the Fund is not able to recover securities lent, the Fund may sell the collateral and purchase a replacement investment in the market, incurring the risk that the value of the replacement security is greater than the value of the collateral. The Fund is also subject to all investment risks associated with the reinvestment of any cash collateral received, including, but not limited to, interest rate, credit and liquidity risk associated with such investments. The Fund had no securities on loan at October 31, 2013.

When-Issued/Delayed Delivery Securities. The Fund may purchase or sell securities with delivery or payment to occur at a later date beyond the normal settlement period. At the time the Fund enters into a commitment to purchase or sell a security, the transaction is recorded and the value of the transaction is reflected in the net asset value. The price of such security and the date when the security will be delivered and paid for are fixed at the time the transaction is negotiated. The value of the security may vary with market fluctuations. At the time the Fund enters into a purchase transaction, it is required to segregate cash or other liquid assets at least equal to the amount of the commitment.

Certain risks may arise upon entering into when-issued or delayed delivery transactions from the potential inability of counterparties to meet the terms of their contracts or if the issuer does not issue the securities due to political, economic or other factors. Additionally, losses may arise due to changes in the value of the underlying securities.

Federal Income Taxes. The Fund's policy is to comply with the requirements of the Internal Revenue Code, as amended, which are applicable to regulated investment companies, and to distribute all of its taxable income to its shareholders.

Under the Regulated Investment Company Modernization Act of 2010, net capital losses incurred post-enactment may be carried forward indefinitely, and their character is retained as short-term and/or long-term. Previously, net capital losses were carried forward for eight years and treated as short-term losses. As a transition rule, the Act requires that post-enactment net capital losses be used before pre-enactment net capital losses.

At October 31, 2013, the Fund had a net tax basis capital loss carryforward of approximately $95,564,000, including $45,657,000 of pre-enactment losses, which may be applied against any realized net taxable capital gains of each succeeding year until fully utilized or until October 31, 2014 ($26,950,000), October 31, 2015 ($4,867,000) and October 31, 2017 ($13,840,000), the respective expiration dates, whichever occurs first; and approximately $49,907,000 of post-enactment losses, which may be applied against realized net taxable capital gains indefinitely, including short-term losses ($37,367,000) and long-term losses ($12,540,000).

The Fund has reviewed the tax positions for each of the three open tax years as of October 31, 2013 and has determined that no provision for income tax is required in the Fund's financial statements. The Fund's federal tax returns for the prior three fiscal years remain open subject to examination by the Internal Revenue Service.

Distribution of Income and Gains. Distributions from net investment income of the Fund are declared and distributed to shareholders monthly. Net realized gains from investment transactions, in excess of available capital loss carryforwards, would be taxable to the Fund if not distributed, and, therefore, will be distributed to shareholders at least annually. The Fund may also make additional distributions for tax purposes if necessary.

The timing and characterization of certain income and capital gain distributions are determined annually in accordance with federal tax regulations, which may differ from accounting principles generally accepted in the United States of America. These differences primarily relate to investments in futures, swap contracts, expired capital loss carryforwards, recognition of certain foreign currency gain (loss) as ordinary income (loss), paydown losses on mortgage-backed securities, premium amortization on debt securities and certain securities sold at a loss. As a result, net investment income (loss) and net realized gain (loss) on investment transactions for a reporting period may differ significantly from distributions during such period. Accordingly, the Fund may periodically make reclassifications among certain of its capital accounts without impacting the net asset value of the Fund.

At October 31, 2013, the Fund's components of distributable earnings (accumulated losses) on a tax basis were as follows:
Undistributed ordinary income*	$628,352
Capital loss carryforwards	$(95,564,000)
Unrealized appreciation (depreciation) on investments	$14,259,638

In addition, the tax character of distributions paid to shareholders by the Fund is summarized as follows:
	Years Ended October 31,
	2013	2012
Distributions from ordinary income*	$64,060,353	$85,145,870

* For tax purposes, short-term capital gain distributions are considered ordinary income distributions.

Expenses. Expenses of the Trust arising in connection with a specific fund are allocated to that fund. Other Trust expenses which cannot be directly attributed to a fund are apportioned among the funds in the Trust based upon the relative net assets or other appropriate measures.

Contingencies. In the normal course of business, the Fund may enter into contracts with service providers that contain general indemnification clauses. The Fund's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet been made. However, based on experience, the Fund expects the risk of loss to be remote.

Other. Investment transactions are accounted for on a trade date plus one basis for daily net asset value calculations. However, for financial reporting purposes, investment transactions are reported on trade date. Interest income is recorded on the accrual basis. Realized gains and losses from investment transactions are recorded on an identified cost basis and may include proceeds from litigation. All premiums and discounts are amortized/accreted for financial reporting purposes.

B. Derivative Instruments

Swaps. A swap is a contract between two parties to exchange future cash flows at periodic intervals based on the notional amount of the swap. A bilateral swap is a transaction between the fund and a counterparty where cash flows are exchanged between the two parties. A centrally cleared swap is a transaction executed between the fund and a counterparty, then cleared by a clearing member through a central clearinghouse. The central clearinghouse serves as the counterparty, with whom the fund exchanges cash flows.

The value of a swap is adjusted daily, and the change in value, if any, is recorded as unrealized appreciation or depreciation in the Statement of Assets and Liabilities. Gains or losses are realized when the swap expires or is closed. Certain risks may arise when entering into swap transactions including counterparty default; liquidity; or unfavorable changes in interest rates or the value of the underlying reference security, commodity or index. In connection with bilateral swaps, securities and/or cash may be identified as collateral in accordance with the terms of the swap agreement to provide assets of value and recourse in the event of default. The maximum counterparty credit risk is the net present value of the cash flows to be received from or paid to the counterparty over the term of the swap, to the extent that this amount is beneficial to the Fund, in addition to any related collateral posted to the counterparty by the Fund. This risk may be partially reduced by a master netting arrangement between the Fund and the counterparty. Upon entering into a centrally cleared swap, the Fund is required to deposit with a financial intermediary cash or securities ("initial margin") in an amount equal to a certain percentage of the notional amount of the swap. Subsequent payments ("variation margin") are made or received by the Fund dependent upon the daily fluctuations in the value of the swap. In a cleared swap transaction, counterparty risk is minimized as the central clearinghouse acts as the counterparty.

An upfront payment, if any, made by the Fund is recorded as an asset in the Statement of Assets and Liabilities. An upfront payment, if any, received by the Fund is recorded as a liability in the Statement of Assets and Liabilities. Payments received or made at the end of the measurement period are recorded as realized gain or loss in the Statement of Operations.

Interest Rate Swaps. Interest rate swaps are agreements in which the Fund agrees to pay to the counterparty a fixed rate payment in exchange for the counterparty agreeing to pay to the Fund a variable rate payment, or the Fund agrees to receive from the counterparty a fixed rate payment in exchange for the counterparty agreeing to receive from the Fund a variable rate payment. The payment obligations are based on the notional amount of the swap. For the year ended October 31, 2013, the Fund entered into interest rate swap agreements to gain exposure to different parts of the yield curve while managing overall duration.

A summary of the open interest rate swap contracts as of October 31, 2013 is included in a table following the Fund's Investment Portfolio. For the year ended October 31, 2013, the investment in interest rate swap contracts had a total notional amount generally indicative of a range from $237,600,000 to $716,200,000.

Options. An option contract is a contract in which the writer (seller) of the option grants the buyer of the option, upon payment of a premium, the right to purchase from (call option), or sell to (put option), the writer a designated instrument at a specified price within a specified period of time. Certain options, including options on indices, will require cash settlement by the Fund if exercised. For the year ended October 31, 2013, the Fund entered into options on interest rate futures and on interest rate swaps in order to hedge against potential adverse interest rate movements of portfolio assets. In addition, the Fund entered into options on GNMA TBAs ("To Be Announced") to enhance potential gains.

If the Fund writes a covered call option, the Fund foregoes, in exchange for the premium, the opportunity to profit during the option period from an increase in the market value of the underlying security above the exercise price. If the Fund writes a put option it accepts the risk of a decline in the value of the underlying security below the exercise price. Over-the-counter options have the risk of the potential inability of counterparties to meet the terms of their contracts. For exchange traded contracts, the counterparty risk is minimized as the exchange's clearinghouse acts as the counterparty, and guarantees the futures against default. The Fund's maximum exposure to purchased options is limited to the premium initially paid. In addition, certain risks may arise upon entering into option contracts including the risk that an illiquid secondary market will limit the Fund's ability to close out an option contract prior to the expiration date and that a change in the value of the option contract may not correlate exactly with changes in the value of the securities hedged.

A summary of the open purchased option contracts as of October 31, 2013 is included in the Fund's Investment Portfolio. A summary of open written option contracts is included in a table following the Fund's Investment Portfolio. For the year ended October 31, 2013, the investment in written option contracts had a total value generally indicative of a range from approximately $8,177,000 to $20,996,000, and purchased option contracts had a total value generally indicative of a range from approximately $6,030,000 to $12,213,000.

Futures Contracts. A futures contract is an agreement between a buyer or seller and an established futures exchange or its clearinghouse in which the buyer or seller agrees to take or make a delivery of a specific amount of a financial instrument at a specified price on a specific date (settlement date). For the year ended October 31, 2013, the Fund entered into interest rate futures to gain exposure to different parts of the yield curve while managing overall duration and to seek to enhance returns by employing a rules-based methedology that attempts to identify interest rate trends. In addition, as part of a global tactical asset allocation overlay ("GTAA") strategy, the Fund used futures contracts to attempt to take advantage of inefficiencies within the global bond markets. Effective on or about May 1, 2013, the Fund no longer utilized the GTAA strategy.

Upon entering into a futures contract, the Fund is required to deposit with a financial intermediary cash or securities ("initial margin") in an amount equal to a certain percentage of the face value indicated in the futures contract. Subsequent payments ("variation margin") are made or received by the Fund dependent upon the daily fluctuations in the value and are recorded for financial reporting purposes as unrealized gains or losses by the Fund. Gains or losses are realized when the contract expires or is closed. Since all futures contracts are exchange traded, counterparty risk is minimized as the exchange's clearinghouse acts as the counterparty, and guarantees the futures against default.

Certain risks may arise upon entering into futures contracts, including the risk that an illiquid market will limit the Fund's ability to close out a futures contract prior to the settlement date and the risk that the futures contract is not well correlated with the security, index or currency to which it relates. Risk of loss may exceed amounts disclosed in the Statement of Assets and Liabilities.

A summary of the open futures contracts as of October 31, 2013 is included in a table following the Fund's Investment Portfolio. For the year ended October 31, 2013, the investment in futures contracts purchased had a total notional value generally indicative of a range from approximately $57,388,000 to $313,838,000, and the investment in futures contracts sold had a total notional value generally indicative of a range from $0 to approximately $371,717,000.

Forward Foreign Currency Exchange Contracts. A forward foreign currency exchange contract "forward currency contract" is a commitment to purchase or sell a foreign currency at the settlement date at a negotiated rate. As part of a global tactical asset allocation overlay ("GTAA") strategy, the Fund entered into forward currency contracts to gain exposure to changes in the value of foreign currencies to attempt to take advantage of inefficiencies within the currency markets. Effective on or about May 1, 2013, the Fund no longer utilized the GTAA strategy.

Forward currency contracts are valued at the prevailing forward exchange rate of the underlying currencies and unrealized gain (loss) is recorded daily. On the settlement date of the forward currency contract, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value of the contract at the time it was closed. Certain risks may arise upon entering into forward currency contracts from the potential inability of counterparties to meet the terms of their contracts. The maximum counterparty credit risk to the Fund is measured by the unrealized gain on appreciated contracts.

There were no open forward currency contracts as of October 31, 2013. For the year ended October 31, 2013, the investment in forward currency contracts short vs. U.S. dollars had a total contract value generally indicative of a range from $0 to approximately $70,409,000, and the investment in forward currency contracts long vs. U.S. dollars had a total contract value generally indicative of a range from $0 to approximately $102,555,000.

The following tables summarize the value of the Fund's derivative instruments held as of October 31, 2013 and the related location in the accompanying Statement of Assets and Liabilities, presented by primary underlying risk exposure:
Asset Derivatives	Purchased Options	Swap Contracts	Futures Contracts	Total
Interest Rate Contracts (a) (b)	$6,029,971	$63,885	$1,122,015	$7,215,871
Each of the above derivatives is located in the following Statement of Assets and Liabilities accounts:
(a) Investments in securities, at value (includes purchased options) and unrealized appreciation on swap contracts
(b) Includes cumulative appreciation of futures contracts as disclosed in the Investment Portfolio. Unsettled variation margin is disclosed separately within the Statement of Assets and Liabilities.

Liability Derivatives	Written Options	Swap Contracts	Total
Interest Rate Contracts (a)	$(8,177,051)	$(8,874,396)	$(17,051,447)
Each of the above derivatives is located in the following Statement of Assets and Liabilities accounts:
(a) Options written, at value, and unrealized depreciation on swap contracts. Unsettled variation margin for centrally cleared swaps is disclosed separately within the Statement of Assets and Liabilities.

Additionally, the amount of unrealized and realized gains and losses on derivative instruments recognized in Fund earnings during the year ended October 31, 2013 and the related location in the accompanying Statement of Operations is summarized in the following tables by primary underlying risk exposure:
Realized Gain (Loss)
	Purchased Options	Written Options	Forward Contracts	Swap Contracts	Futures Contracts	Total
Interest Rate Contracts (a)	$1,026,058	$(19,831,973)	$—	$12,170,412	$(7,109,043)	$(13,744,546)
Foreign Exchange Contracts (b)	—	—	(3,291,702)	—	—	(3,291,702)
	$1,026,058	$(19,831,973)	$(3,291,702)	$12,170,412	$(7,109,043)	$(17,036,248)
Each of the above derivatives is located in the following Statement of Operations accounts:
(a) Net realized gain (loss) from investments (includes purchased options), written options, swap contracts and futures, respectively
(b) Net realized gain (loss) from foreign currency (Statement of Operations includes both forward currency contracts and foreign currency transactions)

Change in Net Unrealized Appreciation (Depreciation)
	Purchased Options	Written Options	Forward Contracts	Swap Contracts	Futures Contracts	Total
Interest Rate Contracts (a)	$1,636,873	$(1,058,012)	$—	$(8,516,808)	$1,386,733	$(6,551,214)
Foreign Exchange Contracts (b)	—	—	296,385	—	—	296,385
	$1,636,873	$(1,058,012)	$296,385	$(8,516,808)	$1,386,733	$(6,254,829)
Each of the above derivatives is located in the following Statement of Operations accounts:
(a) Change in net unrealized appreciation (depreciation) on investments (includes purchased options), written options, swap contracts and futures, respectively
(b) Change in net unrealized appreciation (depreciation) on foreign currency (Statement of Operations includes both forward currency contracts and foreign currency transactions)

C. Purchases and Sales of Securities

During the year ended October 31, 2013, purchases and sales of investment securities (excluding short-term investments and U.S. Treasury obligations) aggregated $7,460,994,025 and $7,840,706,764, respectively. Purchases and sales of U.S. Treasury obligations aggregated $55,316,277 and $27,075,847, respectively.

For the year ended October 31, 2013, transactions for written options on securities, interest rate swap contracts and futures contracts were as follows:
	Contracts/ Contract Amount	Premiums
Outstanding, beginning of period	938,300,155	$15,709,437
Options written	2,752,501,264	19,895,355
Options closed	(1,827,800,364)	(15,596,929)
Options expired	(1,400,001,055)	(9,641,444)
Outstanding, end of period	463,000,000	$10,366,419

D. Related Parties

Management Agreement. Under the Investment Management Agreement with Deutsche Investment Management Americas Inc. ("DIMA" or the "Advisor"), an indirect, wholly owned subsidiary of Deutsche Bank AG, the Advisor directs the investments of the Fund in accordance with its investment objectives, policies and restrictions. The Advisor determines the securities, instruments and other contracts relating to investments to be purchased, sold or entered into by the Fund or delegates such responsibility to the Fund's subadvisor.

QS Investors, LLC ("QS Investors") acted as an investment subadvisor to the Fund. As an investment subadvisor to the Fund, QS Investors managed the portion of assets allocated from time to time to the Fund's global tactical asset allocation ("GTAA") overlay strategy. QS Investors was paid by the Advisor for the services QS Investors provided to the Fund. Effective May 1, 2013, QS Investors no longer serves as subadvisor to the Fund, and the Fund no longer utilizes the GTAA strategy.

Under the Investment Management Agreement, the Fund pays a monthly management fee based on the Fund's average daily net assets, computed and accrued daily and payable monthly at the following annual rates:
First $250 million of the Fund's average daily net assets	.35%
Next $750 million of such net assets	.33%
Next $1.5 billion of such net assets	.31%
Next $2.5 billion of such net assets	.30%
Next $2.5 billion of such net assets	.28%
Next $2.5 billion of such net assets	.26%
Next $2.5 billion of such net assets	.24%
Over $12.5 billion of such net assets	.22%

Accordingly, for the year ended October 31, 2013, the management fee pursuant to the Investment Management Agreement was equivalent to an annual effective rate of 0.33% of the Fund's average daily net assets.

For the period from November 1, 2012 through January 31, 2013, the Advisor had contractually agreed to waive its fees and/or reimburse certain operating expenses of Class B shares to the extent necessary to maintain the operating expenses (excluding certain expenses such as extraordinary expenses, taxes, brokerage and interest) at 1.69%.

Effective October 1, 2013 through September 30, 2014, the Advisor has contractually agreed to waive its fees and/or reimburse certain operating expenses of the Fund to the extent necessary to maintain the operating expenses (excluding certain expenses such as extraordinary expenses, taxes, brokerage and interest) of each class as follows:

Class A	.89%
Class B	1.64%
Class C	1.64%
Class S	.64%
Institutional Class	.64%

Administration Fee. Pursuant to an Administrative Services Agreement, DIMA provides most administrative services to the Fund. For all services provided under the Administrative Services Agreement, the Fund pays the Advisor an annual fee ("Administration Fee") of 0.10% of the Fund's average daily net assets, computed and accrued daily and payable monthly. For the year ended October 31, 2013, the Administration Fee was $1,628,473, of which $119,289 is unpaid.

Service Provider Fees. DWS Investments Service Company ("DISC"), an affiliate of the Advisor, is the transfer agent, dividend-paying agent and shareholder service agent of the Fund. Pursuant to a sub-transfer agency agreement between DISC and DST Systems, Inc. ("DST"), DISC has delegated certain transfer agent, dividend-paying agent and shareholder service agent functions to DST. DISC compensates DST out of the shareholders servicing fee it receives from the Fund. For the year ended October 31, 2013, the amounts charged to the Fund by DISC were as follows:
Services to Shareholders	Total Aggregated	Waived	Unpaid at October 31, 2013
Class A	$890,441	$—	$203,260
Class B	7,602	598	1,636
Class C	27,126	—	5,820
Class S	57,179	5,377	7,781
Institutional Class	612	—	131
	$982,960	$5,975	$218,628

Distribution and Service Fees. Under the Fund's Class B and Class C 12b-1 plans, DWS Investments Distributors, Inc., ("DIDI"), an affiliate of the Advisor, receives a fee ("Distribution Fee") of 0.75% of average daily net assets of each of Class B and Class C shares. In accordance with the Fund's Underwriting and Distribution Services Agreement, DIDI enters into related selling group agreements with various firms at various rates for sales of Class B and C shares. For the year ended October 31, 2013, the Distribution Fee was as follows:
Distribution Fee	Total Aggregated	Unpaid at October 31, 2013
Class B	$24,724	$1,459
Class C	641,984	36,996
	$666,708	$38,455

In addition, DIDI provides information and administrative services for a fee ("Service Fee") to Class A, B and C shareholders at an annual rate of up to 0.25% of average daily net assets for each such class. DIDI in turn has various agreements with financial services firms that provide these services and pays these fees based upon the assets of shareholder accounts the firms service. For the year ended October 31, 2013, the Service Fee was as follows:
Service Fee	Total Aggregated	Unpaid at October 31, 2013	Annual Effective Rate
Class A	$3,232,719	$475,507	.22%
Class B	7,971	963	.24%
Class C	209,535	24,762	.24%
	$3,450,225	$501,232

Underwriting and Contingent Deferred Sales Charge. DIDI is the principal underwriter for the Fund. Underwriting commissions paid in connection with the distribution of Class A shares for the year ended October 31, 2013 aggregated $43,649.

In addition, DIDI receives any contingent deferred sales charge ("CDSC") from Class B share redemptions occurring within six years of purchase and Class C share redemptions occurring within one year of purchase. There is no such charge upon redemption of any share appreciation or reinvested dividends. The CDSC is based on declining rates ranging from 4% to 1% for Class B and 1% for Class C, of the value of the shares redeemed. For the year ended October 31, 2013, the CDSC for Class B and C shares aggregated $5,073 and $33,516, respectively. A deferred sales charge of up to 0.50% is assessed on certain redemptions of Class A shares. For the year ended October 31, 2013, DIDI received $8,380 for Class A shares.

Typesetting and Filing Service Fees. Under an agreement with DIMA, DIMA is compensated for providing typesetting and certain regulatory filing services to the Fund. For the year ended October 31, 2013, the amount charged to the Fund by DIMA included in the Statement of Operations under "reports to shareholders" aggregated $19,662, of which $8,594 is unpaid.

Trustees' Fees and Expenses. The Funds paid retainer fees to each Trustee not affiliated with the Advisor, plus specified amounts to the Board Chairperson and Vice Chairperson and to each committee Chairperson.

Affiliated Cash Management Vehicles. The Fund may invest uninvested cash balances in Central Cash Management Fund and DWS Variable NAV Money Fund, affiliated money market funds which are managed by the Advisor. Each affiliated money market fund seeks to provide a high level of current income consistent with liquidity and the preservation of capital. Each affiliated money market fund is managed in accordance with Rule 2a-7 under the Investment Company Act of 1940, which governs the quality, maturity, diversity and liquidity of instruments in which a money market fund may invest. Central Cash Management Fund seeks to maintain a stable net asset value, and DWS Variable NAV Money Fund maintains a floating net asset value. The Fund indirectly bears its proportionate share of the expenses of each affiliated money market fund in which it invests. Central Cash Management Fund does not pay the Advisor an investment management fee. To the extent that DWS Variable NAV Money Fund pays an investment management fee to the Advisor, the Advisor will waive an amount of the investment management fee payable to the Advisor by the Fund equal to the amount of the investment management fee payable on the Fund's assets invested in DWS Variable NAV Money Fund.

Security Lending Fees. Effective November 29, 2012, Deutsche Bank AG serves as lending agent for the Fund. For the period from November 29, 2012 through October 31, 2013, the Fund incurred lending agent fees to Deutsche Bank AG for the amount of $25.

E. Line of Credit

The Fund and other affiliated funds (the "Participants") share in a $375 million revolving credit facility provided by a syndication of banks. The Fund may borrow for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. The Participants are charged an annual commitment fee which is allocated based on net assets, among each of the Participants. Interest is calculated at a rate per annum equal to the sum of the Federal Funds Rate plus 1.25 percent plus if LIBOR exceeds the Federal Funds Rate the amount of such excess. The Fund may borrow up to a maximum of 33 percent of its net assets under the agreement. The Fund had no outstanding loans at October 31, 2013.

F. Share Transactions

The following table summarizes share and dollar activity of the Fund:
	Year Ended October 31, 2013		Year Ended October 31, 2012
	Shares	Dollars	Shares	Dollars
Shares sold
Class A	5,419,812	$46,859,085	10,167,093	$90,961,544
Class B	4,120	35,737	49,316	441,932
Class C	1,898,262	16,540,688	3,794,726	33,973,024
Class S	2,654,459	22,836,037	4,537,240	40,662,061
Institutional Class	341,722	2,906,028	1,249,677	11,143,457
		$89,177,575		$177,182,018
Shares issued in reinvestment of dividends
Class A	5,607,796	$47,678,093	7,047,725	$62,842,113
Class B	10,724	91,559	19,070	170,119
Class C	248,053	2,117,238	274,392	2,450,985
Class S	379,382	3,222,985	469,108	4,183,789
Institutional Class	25,766	219,452	34,218	303,913
		$53,329,327		$69,950,919
Shares redeemed
Class A	(39,268,767)	$(332,102,576)	(23,756,946)	$(212,349,904)
Class B	(219,982)	(1,862,415)	(231,605)	(2,070,639)
Class C	(6,519,763)	(55,008,033)	(1,759,150)	(15,743,086)
Class S	(4,560,746)	(38,250,497)	(5,779,510)	(51,597,065)
Institutional Class	(1,150,898)	(9,869,865)	(261,338)	(2,319,559)
		$(437,093,386)		$(284,080,253)
Net increase (decrease)
Class A	(28,241,159)	$(237,565,398)	(6,542,128)	$(58,546,247)
Class B	(205,138)	(1,735,119)	(163,219)	(1,458,588)
Class C	(4,373,448)	(36,350,107)	2,309,968	20,680,923
Class S	(1,526,905)	(12,191,475)	(773,162)	(6,751,215)
Institutional Class	(783,410)	(6,744,385)	1,022,557	9,127,811
		$(294,586,484)		$(36,947,316)

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of DWS Income Trust and the Shareholders of DWS Strategic Government Securities Fund:

We have audited the accompanying statement of assets and liabilities of DWS Strategic Government Securities Fund (the "Fund"), a series of DWS Income Trust, including the investment portfolio, as of October 31, 2013, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund's internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of October 31, 2013, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of DWS Strategic Government Securities Fund at October 31, 2013, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Boston, Massachusetts December 24, 2013

Information About Your Fund's Expenses

As an investor of the Fund, you incur two types of costs: ongoing expenses and transaction costs. Ongoing expenses include management fees, distribution and service (12b-1) fees and other Fund expenses. Examples of transaction costs include sales charges (loads), redemption fees and account maintenance fees, which are not shown in this section. The following tables are intended to help you understand your ongoing expenses (in dollars) of investing in the Fund and to help you compare these expenses with the ongoing expenses of investing in other mutual funds. In the most recent six-month period, Class B and S shares of the Fund limited these expenses; had they not done so, expenses would have been higher. The example in the table is based on an investment of $1,000 invested at the beginning of the six-month period and held for the entire period (May 1, 2013 to October 31, 2013).

The tables illustrate your Fund's expenses in two ways:

—Actual Fund Return. This helps you estimate the actual dollar amount of ongoing expenses (but not transaction costs) paid on a $1,000 investment in the Fund using the Fund's actual return during the period. To estimate the expenses you paid over the period, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the "Expenses Paid per $1,000" line under the share class you hold.

— Hypothetical 5% Fund Return. This helps you to compare your Fund's ongoing expenses (but not transaction costs) with those of other mutual funds using the Fund's actual expense ratio and a hypothetical rate of return of 5% per year before expenses. Examples using a 5% hypothetical fund return may be found in the shareholder reports of other mutual funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

Please note that the expenses shown in these tables are meant to highlight your ongoing expenses only and do not reflect any transaction costs. The "Expenses Paid per $1,000" line of the tables is useful in comparing ongoing expenses only and will not help you determine the relative total expense of owning different funds. Subject to certain exceptions, an account maintenance fee of $20.00 assessed once per calendar year for Classes A, B, C and S shares may apply for accounts with balances less than $10,000. This fee is not included in these tables. If it was, the estimate of expenses paid for Classes A, B, C and S shares during the period would be higher, and account value during the period would be lower, by this amount.

Expenses and Value of a $1,000 Investment for the six months ended October 31, 2013 (Unaudited)
Actual Fund Return	Class A	Class B	Class C	Class S	Institutional Class
Beginning Account Value 5/1/13	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value 10/31/13	$959.70	$955.20	$956.10	$960.40	$961.60
Expenses Paid per $1,000*	$4.05	$8.62	$7.89	$3.51	$3.02
Hypothetical 5% Fund Return	Class A	Class B	Class C	Class S	Institutional Class
Beginning Account Value 5/1/13	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value 10/31/13	$1,021.07	$1,016.38	$1,017.14	$1,021.63	$1,022.13
Expenses Paid per $1,000*	$4.18	$8.89	$8.13	$3.62	$3.11

* Expenses are equal to the Fund's annualized expense ratio for each share class, multiplied by the average account value over the period, multiplied by 184 (the number of days in the most recent six-month period), then divided by 365.

Annualized Expense Ratios	Class A	Class B	Class C	Class S	Institutional Class
DWS Strategic Government Securities Fund	.82%	1.75%	1.60%	.71%	.61%

For more information, please refer to the Fund's prospectus.

For an analysis of the fees associated with an investment in the Fund or similar funds, please refer to http://apps.finra.org/fundanalyzer/1/fa.aspx.

Tax Information (Unaudited)

A total of 1% of the dividends distributed during the fiscal year was derived from interest on U.S. government securities, which is generally exempt from state income tax.

Please consult a tax advisor if you have questions about federal or state income tax laws, or on how to prepare your tax returns. If you have specific questions about your account, please call (800) 728-3337.

Advisory Agreement Board Considerations and Fee Evaluation

The Board of Trustees approved the renewal of DWS Strategic Government Securities Fund's investment management agreement (the "Agreement") with Deutsche Investment Management Americas Inc. ("DIMA") in September 2013.

In terms of the process that the Board followed prior to approving the Agreement, shareholders should know that:

— In September 2013, all of the Fund's Trustees were independent of DIMA and its affiliates.

— The Trustees met frequently during the past year to discuss fund matters and dedicated a substantial amount of time to contract review matters. Over the course of several months, the Board's Contract Committee, in coordination with the Board's Fixed Income and Asset Allocation Oversight Committee, reviewed comprehensive materials received from DIMA, independent third parties and independent counsel. These materials included an analysis of the Fund's performance, fees and expenses, and profitability compiled by a fee consultant retained by the Fund's Independent Trustees (the "Fee Consultant"). The Board also received extensive information throughout the year regarding performance of the Fund.

— The Independent Trustees regularly meet privately with their independent counsel to discuss contract review and other matters. In addition, the Independent Trustees were also advised by the Fee Consultant in the course of their review of the Fund's contractual arrangements and considered a comprehensive report prepared by the Fee Consultant in connection with their deliberations.

— In connection with reviewing the Agreement, the Board also reviewed the terms of the Fund's Rule 12b-1 plan, distribution agreement, administrative services agreement, transfer agency agreement and other material service agreements.

— Based on its evaluation of the information provided, the Contract Committee presented its findings and recommendations to the Board. The Board then reviewed the Contract Committee's findings and recommendations.

In connection with the contract review process, the Contract Committee and the Board considered the factors discussed below, among others. The Board also considered that DIMA and its predecessors have managed the Fund since its inception, and the Board believes that a long-term relationship with a capable, conscientious advisor is in the best interests of the Fund. The Board considered, generally, that shareholders chose to invest or remain invested in the Fund knowing that DIMA managed the Fund, and that the Agreement was approved by the Fund's shareholders. DIMA is part of Deutsche Bank AG, a major global banking institution that is engaged in a wide range of financial services. The Board believes that there are advantages to being part of a global asset management business that offers a wide range of investing expertise and resources, including hundreds of portfolio managers and analysts with research capabilities in many countries throughout the world.

As part of the contract review process, the Board carefully considered the fees and expenses of each DWS fund overseen by the Board in light of the fund's performance. In many cases, this led to a negotiation with DIMA of lower expense caps as part of the 2012 and 2013 contract review processes than had previously been in place. As part of these negotiations, the Board indicated that it would consider relaxing these new lower caps in future years following sustained improvements in performance, among other considerations.

In June 2012, Deutsche Bank AG ("DB"), DIMA's parent company, announced that DB would combine its Asset Management (of which DIMA was a part) and Wealth Management divisions. DB has advised the Independent Trustees that the U.S. asset management business is a critical and integral part of DB, and that it has, and will continue to, reinvest a significant portion of the substantial savings it expects to realize by combining its Asset Management and Wealth Management divisions into the new Asset and Wealth Management ("AWM") division, including ongoing enhancements to its investment capabilities. DB also has confirmed its commitment to maintaining strong legal and compliance groups within the AWM division.

While shareholders may focus primarily on fund performance and fees, the Fund's Board considers these and many other factors, including the quality and integrity of DIMA's personnel and such other issues as back-office operations, fund valuations, and compliance policies and procedures.

Nature, Quality and Extent of Services. The Board considered the terms of the Agreement, including the scope of advisory services provided under the Agreement. The Board noted that, under the Agreement, DIMA provides portfolio management services to the Fund and that, pursuant to a separate administrative services agreement, DIMA provides administrative services to the Fund. The Board considered the experience and skills of senior management and investment personnel, the resources made available to such personnel, the ability of DIMA to attract and retain high-quality personnel, and the organizational depth and stability of DIMA. The Board reviewed the Fund's performance over short-term and long-term periods and compared those returns to various agreed-upon performance measures, including market indices and a peer universe compiled by the Fee Consultant using information supplied by Morningstar Direct ("Morningstar"), an independent fund data service. The Board also noted that it has put into place a process of identifying "Focus Funds" (e.g., funds performing poorly relative to their benchmark or a peer universe compiled by an independent fund data service), and receives more frequent reporting and information from DIMA regarding such funds, along with DIMA's remedial plans to address underperformance. The Board believes this process is an effective manner of identifying and addressing underperforming funds. Based on the information provided, the Board noted that for the one-, three- and five-year periods ended December 31, 2012, the Fund's performance (Class A shares) was in the 3rd quartile, 2nd quartile and 2nd quartile, respectively, of the applicable Morningstar universe (the 1st quartile being the best performers and the 4th quartile being the worst performers). The Board also observed that the Fund has underperformed its benchmark in the one-, three- and five-year periods ended December 31, 2012.

Fees and Expenses. The Board considered the Fund's investment management fee schedule, operating expenses and total expense ratios, and comparative information provided by Lipper Inc. ("Lipper") and the Fee Consultant regarding investment management fee rates paid to other investment advisors by similar funds (1st quartile being the most favorable and 4th quartile being the least favorable). With respect to management fees paid to other investment advisors by similar funds, the Board noted that the contractual fee rates paid by the Fund, which include a 0.10% fee paid to DIMA under the Fund's administrative services agreement, were lower than the median (1st quartile) of the applicable Lipper peer group (based on Lipper data provided as of December 31, 2012). The Board noted that the Fund's Class A shares total (net) operating expenses (excluding 12b-1 fees) were expected to be lower than the median (1st quartile) of the applicable Lipper expense universe (based on Lipper data provided as of December 31, 2012, and analyzing Lipper expense universe Class A (net) expenses less any applicable 12b-1 fees) ("Lipper Universe Expenses"). The Board also reviewed data comparing each share class's total (net) operating expenses to the applicable Lipper Universe Expenses. The Board considered the Fund's management fee rate as compared to fees charged by DIMA to a comparable fund and considered differences between the Fund and the comparable fund. The Board also considered how the Fund's total (net) operating expenses compared to the total (net) operating expenses of a more customized peer group selected by Lipper (based on such factors as asset size). The Board also noted that the expense limitations agreed to by DIMA helped to ensure that the Fund's total (net) operating expenses would remain competitive.

The information considered by the Board as part of its review of management fees included information regarding fees charged by DIMA and its affiliates to similar institutional accounts and to similar funds offered primarily to European investors ("DWS Europe funds"), in each case as applicable. The Board observed that advisory fee rates for institutional accounts generally were lower than the management fees charged by similarly managed DWS U.S. mutual funds ("DWS Funds"), but also took note of the differences in services provided to DWS Funds as compared to institutional accounts. In the case of DWS Europe funds, the Board observed that fee rates for DWS Europe funds generally were higher than for similarly managed DWS Funds, but noted that differences in the types of services provided to DWS Funds relative to DWS Europe funds made it difficult to compare such fees.

On the basis of the information provided, the Board concluded that management fees were reasonable and appropriate in light of the nature, quality and extent of services provided by DIMA.

Profitability. The Board reviewed detailed information regarding revenues received by DIMA under the Agreement. The Board considered the estimated costs and pre-tax profits realized by DIMA from advising the DWS Funds, as well as estimates of the pre-tax profits attributable to managing the Fund in particular. The Board also received information regarding the estimated enterprise-wide profitability of DWS and its affiliates with respect to all fund services in totality and by fund. The Board and the Fee Consultant reviewed DIMA's methodology in allocating its costs to the management of the Fund. Based on the information provided, the Board concluded that the pre-tax profits realized by DIMA in connection with the management of the Fund were not unreasonable. The Board also reviewed information regarding the profitability of certain similar investment management firms. The Board noted that while information regarding the profitability of such firms is limited (and in some cases is not necessarily prepared on a comparable basis), DIMA and its affiliates' overall profitability with respect to the DWS fund complex (after taking into account distribution and other services provided to the funds by DIMA and its affiliates) was lower than the overall profitability levels of many comparable firms for which such data was available.

Economies of Scale. The Board considered whether there are economies of scale with respect to the management of the Fund and whether the Fund benefits from any economies of scale. The Board noted that the Fund's management fee schedule includes fee breakpoints. The Board concluded that the Fund's fee schedule represents an appropriate sharing between the Fund and DIMA of such economies of scale as may exist in the management of the Fund at current asset levels.

Other Benefits to DIMA and Its Affiliates. The Board also considered the character and amount of other incidental benefits received by DIMA and its affiliates, including any fees received by DIMA for administrative services provided to the Fund and any fees received by an affiliate of DIMA for distribution services. The Board also considered benefits to DIMA related to brokerage and soft-dollar allocations, including allocating brokerage to pay for research generated by parties other than the executing broker dealers, which pertain primarily to funds investing in equity securities, along with the incidental public relations benefits to DIMA related to DWS Funds advertising and cross-selling opportunities among DIMA products and services. The Board concluded that management fees were reasonable in light of these fallout benefits.

Compliance. The Board considered the significant attention and resources dedicated by DIMA to documenting and enhancing its compliance processes in recent years. The Board noted in particular (i) the experience and seniority of both DIMA's chief compliance officer and the Fund's chief compliance officer; (ii) the large number of DIMA compliance personnel; and (iii) the substantial commitment of resources by DIMA and its affiliates to compliance matters.

Based on all of the information considered and the conclusions reached, the Board unanimously determined that the continuation of the Agreement is in the best interests of the Fund. In making this determination, the Board did not give particular weight to any single factor identified above. The Board considered these factors over the course of numerous meetings, certain of which were in executive session with only the Independent Trustees and their independent counsel present. It is possible that individual Trustees may have weighed these factors differently in reaching their individual decisions to approve the continuation of the Agreement.

Board Members and Officers

The following table presents certain information regarding the Board Members and Officers of the fund. Each Board Member's year of birth is set forth in parentheses after his or her name. Unless otherwise noted, (i) each Board Member has engaged in the principal occupation(s) noted in the table for at least the most recent five years, although not necessarily in the same capacity; and (ii) the address of each Independent Board Member is c/o Kenneth C. Froewiss, Chairman, DWS Mutual Funds, P.O. Box 78, Short Hills, NJ 07078. Except as otherwise noted below, the term of office for each Board Member is until the election and qualification of a successor, or until such Board Member sooner dies, resigns, is removed or as otherwise provided in the governing documents of the fund. Because the fund does not hold an annual meeting of shareholders, each Board Member will hold office for an indeterminate period. The Board Members may also serve in similar capacities with other funds in the fund complex.

Independent Board Members
Name, Year of Birth, Position with the Fund and Length of Time Served1	Business Experience and Directorships During the Past Five Years	Number of Funds in DWS Fund Complex Overseen	Other Directorships Held by Board Member
Kenneth C. Froewiss (1945) Chairperson since 2013,8 and Board Member since 2001	Adjunct Professor of Finance, NYU Stern School of Business (September 2009-present; Clinical Professor from 1997-September 2009); Member, Finance Committee, Association for Asian Studies (2002-present); Director, Mitsui Sumitomo Insurance Group (US) (2004-present); prior thereto, Managing Director, J.P. Morgan (investment banking firm) (until 1996)	103	—
William McClayton (1944) Vice Chairperson since 2013,8 and Board Member since 2004	Private equity investor (since October 2009); previously, Managing Director, Diamond Management & Technology Consultants, Inc. (global consulting firm) (2001-2009); Directorship: Board of Managers, YMCA of Metropolitan Chicago; formerly: Senior Partner, Arthur Andersen LLP (accounting) (1966-2001); Trustee, Ravinia Festival	103	—
John W. Ballantine (1946) Board Member since 1999	Retired; formerly, Executive Vice President and Chief Risk Management Officer, First Chicago NBD Corporation/The First National Bank of Chicago (1996-1998); Executive Vice President and Head of International Banking (1995-1996); former Directorships: Stockwell Capital Investments PLC (private equity); First Oak Brook Bancshares, Inc. and Oak Brook Bank; Prisma Energy International	103	Chairman of the Board, Healthways, Inc.2 (provider of disease and care management services) (2003- present); Portland General Electric2 (utility company) (2003- present)
Henry P. Becton, Jr. (1943) Board Member since 1990	Vice Chair and former President, WGBH Educational Foundation. Directorships: Public Radio International; Public Radio Exchange (PRX); North Bennett Street School (Boston); former Directorships: The PBS Foundation; Association of Public Television Stations; Boston Museum of Science; American Public Television; Concord Academy; New England Aquarium; Mass. Corporation for Educational Telecommunications; Committee for Economic Development; Public Broadcasting Service; Connecticut College	103	Lead Director, Becton Dickinson and Company2 (medical technology company); Lead Director, Belo Corporation2 (media company)
Dawn-Marie Driscoll (1946) Board Member since 1987
President, Driscoll Associates (consulting firm); Emeritus Executive Fellow, Center for Business Ethics, Bentley University; formerly, Partner, Palmer & Dodge (1988-1990); Vice President of Corporate Affairs and General Counsel, Filene's (1978-1988). Directorships: Director of ICI Mutual Insurance Company (since 2007); Advisory Board, Center for Business Ethics, Bentley University; Chairman of the Board of Trustees, Southwest Florida Community Foundation (charitable organization); former Directorships: Sun Capital Advisers Trust (mutual funds) (2007-2012), Investment Company Institute (audit, executive, nominating committees) and Independent Directors Council (governance, executive committees)
		103	—
Keith R. Fox, CFA (1954) Board Member since 1996	Managing General Partner, Exeter Capital Partners (a series of private investment funds) (since 1986). Directorships: Progressive International Corporation (kitchen goods importer and distributor); The Kennel Shop (retailer); former Chairman, National Association of Small Business Investment Companies; former Directorships: BoxTop Media Inc. (advertising); Sun Capital Advisers Trust (mutual funds) (2011-2012)	103	—
Paul K. Freeman (1950) Board Member since 1993, and Chairperson (2009-Jan. 8, 2013)	Consultant, World Bank/Inter-American Development Bank; Executive and Governing Council of the Independent Directors Council (Chairman of Education Committee); formerly: Project Leader, International Institute for Applied Systems Analysis (1998-2001); Chief Executive Officer, The Eric Group, Inc. (environmental insurance) (1986-1998); Directorships: Denver Zoo Foundation (December 2012-present); former Directorships: Prisma Energy International	103	—
Richard J. Herring (1946) Board Member since 1990	Jacob Safra Professor of International Banking and Professor, Finance Department, The Wharton School, University of Pennsylvania (since July 1972); Co-Director, Wharton Financial Institutions Center (since July 2000); Co-Chair, U.S. Shadow Financial Regulatory Committee; Executive Director, Financial Economists Roundtable; formerly: Vice Dean and Director, Wharton Undergraduate Division (July 1995-June 2000); Director, Lauder Institute of International Management Studies (July 2000-June 2006)	103
Director, Japan Equity Fund, Inc. (since September 2007), Thai Capital Fund, Inc. (since 2007), Singapore Fund, Inc. (since September 2007), Independent Director of Barclays Bank Delaware (since September 2010)

Rebecca W. Rimel (1951) Board Member since 1995	President and Chief Executive Officer, The Pew Charitable Trusts (charitable organization) (1994 to present); formerly: Executive Vice President, The Glenmede Trust Company (investment trust and wealth management) (1983-2004); Board Member, Investor Education (charitable organization) (2004-2005); Trustee, Executive Committee, Philadelphia Chamber of Commerce (2001-2007); Director, Viasys Health Care2 (January 2007-June 2007); Trustee, Thomas Jefferson Foundation (charitable organization) (1994-2012)	103	Director, Becton Dickinson and Company2 (medical technology company) (2012- present); Director, CardioNet, Inc.2 (health care) (2009- present)
William N. Searcy, Jr. (1946) Board Member since 1993	Private investor since October 2003; formerly: Pension & Savings Trust Officer, Sprint Corporation2 (telecommunications) (November 1989-September 2003); Trustee, Sun Capital Advisers Trust (mutual funds) (1998-2012)	103	—
Jean Gleason Stromberg (1943) Board Member since 1997	Retired. Formerly, Consultant (1997-2001); Director, Financial Markets U.S. Government Accountability Office (1996-1997); Partner, Fulbright & Jaworski, L.L.P. (law firm) (1978-1996). Directorships: The William and Flora Hewlett Foundation; former Directorships: Service Source, Inc., Mutual Fund Directors Forum (2002-2004), American Bar Retirement Association (funding vehicle for retirement plans) (1987-1990 and 1994-1996)	103	—
Robert H. Wadsworth (1940) Board Member since 1999	President, Robert H. Wadsworth & Associates, Inc. (consulting firm) (1983 to present); Director, National Horizon, Inc. (non-profit organization); Director and Treasurer, The Phoenix Boys Choir Association	106	—

Officers4
Name, Year of Birth, Position with the Fund and Length of Time Served5	Business Experience and Directorships During the Past Five Years
Brian E. Binder9,10 (1972) President and Chief Executive Officer, 2013-present
Managing Director3 and Head of Fund Administration, Deutsche Asset & Wealth Management (2013-present); formerly: Head of Business Management and Consulting at Invesco, Ltd. (2010-2012); Chief Administrative Officer, Van Kampen Funds Inc. (2008-2010); and Chief Administrative Officer, Morgan Stanley Investment Management Americas Distribution (2003-2008)

John Millette7 (1962) Vice President and Secretary, 1999-present	Director,3 Deutsche Asset & Wealth Management
Paul H. Schubert6 (1963) Chief Financial Officer, 2004-present Treasurer, 2005-present
Managing Director,3 Deutsche Asset & Wealth Management (since July 2004); formerly: Executive Director, Head of Mutual Fund Services and Treasurer for UBS Family of Funds (1998-2004); Vice President and Director of Mutual Fund Finance at UBS Global Asset Management (1994-1998)

Caroline Pearson7 (1962) Chief Legal Officer, 2010-present	Managing Director,3 Deutsche Asset & Wealth Management; formerly: Assistant Secretary for DWS family of funds (1997-2010)
Melinda Morrow6 (1970) Vice President, 2012-present	Director,3 Deutsche Asset & Wealth Management
Hepsen Uzcan7 (1974) Assistant Secretary, 2013-present	Vice President, Deutsche Asset & Wealth Management
Paul Antosca7 (1957) Assistant Treasurer, 2007-present	Director,3 Deutsche Asset & Wealth Management
Jack Clark7 (1967) Assistant Treasurer, 2007-present	Director,3 Deutsche Asset & Wealth Management
Diane Kenneally7 (1966) Assistant Treasurer, 2007-present	Director,3 Deutsche Asset & Wealth Management
John Caruso6 (1965) Anti-Money Laundering Compliance Officer, 2010-present	Managing Director,3 Deutsche Asset & Wealth Management
Robert Kloby6 (1962) Chief Compliance Officer, 2006-present	Managing Director,3 Deutsche Asset & Wealth Management

1 The length of time served represents the year in which the Board Member joined the board of one or more DWS funds currently overseen by the Board.

2 A publicly held company with securities registered pursuant to Section 12 of the Securities Exchange Act of 1934.

3 Executive title, not a board directorship.

4 As a result of their respective positions held with the Advisor, these individuals are considered "interested persons" of the Advisor within the meaning of the 1940 Act. Interested persons receive no compensation from the fund.

5 The length of time served represents the year in which the officer was first elected in such capacity for one or more DWS funds.

6 Address: 60 Wall Street, New York, NY 10005.

7 Address: One Beacon Street, Boston, MA 02108.

8 Effective as of January 9, 2013.

9 Address: 222 South Riverside Plaza, Chicago, IL 60606.

10 Effective as of December 1, 2013.

The fund's Statement of Additional Information ("SAI") includes additional information about the Board Members. The SAI is available, without charge, upon request. If you would like to request a copy of the SAI, you may do so by calling the following toll-free number: (800) 728-3337.

Account Management Resources

For More Information
The automated telephone system allows you to access personalized account information and obtain information on other DWS funds using either your voice or your telephone keypad. Certain account types within Classes A, B, C and S also have the ability to purchase, exchange or redeem shares using this system.
For more information, contact your financial advisor. You may also access our automated telephone system or speak with a Shareholder Service representative by calling:
(800) 728-3337

Web Site
dws-investments.com
View your account transactions and balances, trade shares, monitor your asset allocation, subscribe to fund and account updates by e-mail, and change your address, 24 hours a day.
Obtain prospectuses and applications, blank forms, interactive worksheets, news about DWS funds, retirement planning information, and more.

Written Correspondence	Deutsche Asset & Wealth Management PO Box 219151 Kansas City, MO 64121-9151
Proxy Voting
The fund's policies and procedures for voting proxies for portfolio securities and information about how the fund voted proxies related to its portfolio securities during the 12-month period ended June 30 are available on our Web site — dws-investments.com (click on "proxy voting"at the bottom of the page) — or on the SEC's Web site — sec.gov. To obtain a written copy of the fund's policies and procedures without charge, upon request, call us toll free at (800) 728-3337.

Portfolio Holdings
Following the fund's fiscal first and third quarter-end, a complete portfolio holdings listing is filed with the SEC on Form N-Q. This form will be available on the SEC's Web site at sec.gov, and it also may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the SEC's Public Reference Room may be obtained by calling (800) SEC-0330. The fund's portfolio holdings are also posted on dws-investments.com from time to time. Please see the fund's current prospectus for more information.

Principal Underwriter	If you have questions, comments or complaints, contact: DWS Investments Distributors, Inc. 222 South Riverside Plaza Chicago, IL 60606-5808 (800) 621-1148
Investment Management
Deutsche Investment Management Americas Inc. ("DIMA" or the "Advisor"), which is part of Deutsche Asset & Wealth Management, is the investment advisor for the fund. DIMA and its predecessors have more than 80 years of experience managing mutual funds and DIMA provides a full range of investment advisory services to both institutional and retail clients.
DIMA is an indirect, wholly owned subsidiary of Deutsche Bank AG. Deutsche Bank AG is a major global banking institution engaged in a wide variety of financial services, including investment management, retail, private and commercial banking, investment banking and insurance.
Deutsche Asset & Wealth Management is the retail brand name in the U.S. for the wealth management and asset management activities of Deutsche Bank AG and DIMA. Deutsche Asset & Wealth Management is committed to delivering the investing expertise, insight and resources of this global investment platform to American investors.

	Class A	Class B	Class C	Class S	Institutional Class
Nasdaq Symbol	KUSAX	KUSBX	KUSCX	KUSMX	KUSIX
CUSIP Number	23338C 108	23338C 207	23338C 306	23338C 405	23338C 504
Fund Number	018	218	318	2098	1418

Deutsche Asset
& Wealth Management

222 South Riverside Plaza
Chicago, IL 60606-5808

DSGSF-2
(R-024969-3 12/13)

ITEM 2.	CODE OF ETHICS

As of the end of the period covered by this report, the registrant has adopted a code of ethics, as defined in Item 2 of Form N-CSR, that applies to its Principal Executive Officer and Principal Financial Officer.

There have been no amendments to, or waivers from, a provision of the code of ethics during the period covered by this report that would require disclosure under Item 2.

A copy of the code of ethics is filed as an exhibit to this Form N-CSR.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT

The fund’s audit committee is comprised solely of trustees who are "independent" (as such term has been defined by the Securities and Exchange Commission ("SEC") in regulations implementing Section 407 of the Sarbanes-Oxley Act (the "Regulations")). The fund’s Board of Trustees has determined that there are several "audit committee financial experts" (as such term has been defined by the Regulations) serving on the fund’s audit committee including Mr. Paul K. Freeman, the chair of the fund’s audit committee. An “audit committee financial expert” is not an “expert” for any purpose, including for purposes of Section 11 of the Securities Act of 1933 and the designation or identification of a person as an “audit committee financial expert” does not impose on such person any duties, obligations or liability that are greater than the duties, obligations and liability imposed on such person as a member of the audit committee and board of directors in the absence of such designation or identification.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES

DWS STRATEGIC GOVERNMENT SECURITIES FUND
FORM N-CSR DISCLOSURE RE: AUDIT FEES

The following table shows the amount of fees that Ernst & Young LLP (“E&Y”), the Fund’s Independent Registered Public Accounting Firm, billed to the Fund during the Fund’s last two fiscal years.  The Audit Committee approved in advance all audit services and non-audit services that E&Y provided to the Fund.

Services that the Fund’s Independent Registered Public Accounting Firm Billed to the Fund

Fiscal Year Ended October 31,	Audit Fees Billed to Fund	Audit-Related Fees Billed to Fund	Tax Fees Billed to Fund	All Other Fees Billed to Fund
2013	$97,307	$0	$9,170	$0
2012	$89,267	$0	$8,903	$0

The above “Tax Fees” were billed for professional services rendered for tax return preparation.

Services that the Fund’s Independent Registered Public Accounting Firm Billed to the Adviser and Affiliated Fund Service Providers

The following table shows the amount of fees billed by E&Y to Deutsche Investment Management Americas, Inc. (“DIMA” or the “Adviser”), and any entity controlling, controlled by or under common control with DIMA (“Control Affiliate”) that provides ongoing services to the Fund (“Affiliated Fund Service Provider”), for engagements directly related to the Fund’s operations and financial reporting, during the Fund’s last two fiscal years.

Fiscal Year Ended October 31,	Audit-Related Fees Billed to Adviser and Affiliated Fund Service Providers	Tax Fees Billed to Adviser and Affiliated Fund Service Providers	All Other Fees Billed to Adviser and Affiliated Fund Service Providers
2013	$0	$362,466	$0
2012	$0	$359,967	$0

The above “Tax Fees” were billed in connection with tax compliance services and agreed upon procedures.

Non-Audit Services

The following table shows the amount of fees that E&Y billed during the Fund’s last two fiscal years for non-audit services. The Audit Committee pre-approved all non-audit services that E&Y provided to the Adviser and any Affiliated Fund Service Provider that related directly to the Fund’s operations and financial reporting. The Audit Committee requested and received information from E&Y about any non-audit services that E&Y rendered during the Fund’s last fiscal year to the Adviser and any Affiliated Fund Service Provider.  The Committee considered this information in evaluating E&Y’s independence.

Fiscal Year Ended October 31,	Total Non-Audit Fees Billed to Fund (A)	Total Non-Audit Fees billed to Adviser and Affiliated Fund Service Providers (engagements related directly to the operations and financial reporting of the Fund) (B)	Total Non-Audit Fees billed to Adviser and Affiliated Fund Service Providers (all other engagements) (C)	Total of (A), (B) and (C)
2013	$9,170	$362,466	$557,067	$928,703
2012	$8,903	$359,967	$477,809	$846,679

All other engagement fees were billed for services in connection with agreed upon procedures and tax compliance for DIMA and other related entities that provide support for the operations of the Fund.

Audit Committee Pre-Approval Policies and Procedures.  Generally, each Fund’s Audit Committee must pre approve (i) all services to be performed for a Fund by a Fund’s Independent Registered Public Accounting Firm and (ii) all non-audit services to be performed by a Fund’s Independent Registered Public Accounting Firm for the DIMA Entities with respect to operations and financial reporting of the Fund, except that the Chairperson or Vice Chairperson of each Fund’s Audit Committee may grant the pre-approval for non-audit services described in items (i) and (ii) above for non-prohibited services for engagements of less than $100,000.  All such delegated pre approvals shall be presented to each Fund’s Audit Committee no later than the next Audit Committee meeting.

There were no amounts that were approved by the Audit Committee pursuant to the de minimis exception under Rule 2-01 of Regulation S-X.

According to the registrant’s principal Independent Registered Public Accounting Firm, substantially all of the principal Independent Registered Public Accounting Firm's hours spent on auditing the registrant's financial statements were attributed to work performed by full-time permanent employees of the principal Independent Registered Public Accounting Firm.

***
In connection with the audit of the 2012 and 2013 financial statements, the Fund entered into an engagement letter with E&Y.  The terms of the engagement letter required by E&Y, and agreed to by the Audit Committee, include provisions in which the parties consent to the sole jurisdiction of federal courts in New York, Boston or the Northern District of Illinois, as well as a waiver of right to a trial by jury and an exclusion of punitive damages.
***

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS

Not applicable

ITEM 6.	SCHEDULE OF INVESTMENTS

Not applicable

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS

Not applicable

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS

There were no material changes to the procedures by which shareholders may recommend nominees to the Fund’s Board. The primary function of the Nominating and Governance Committee is to identify and recommend individuals for membership on the Board and oversee the administration of the Board Governance Guidelines. Shareholders may recommend candidates for Board positions by forwarding their correspondence by U.S. mail or courier service to Kenneth C. Froewiss, Independent Chairman, DWS Mutual Funds, P.O. Box 78, Short Hills, NJ 07078.

ITEM 11.	CONTROLS AND PROCEDURES

(a)
The Chief Executive and Financial Officers concluded that the Registrant’s Disclosure Controls and Procedures are effective based on the evaluation of the Disclosure Controls and Procedures as of a date within 90 days of the filing date of this report.

(b)
There have been no changes in the registrant’s internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal controls over financial reporting.

ITEM 12.	EXHIBITS

	(a)(1)	Code of Ethics pursuant to Item 2 of Form N-CSR is filed and attached hereto as EX-99.CODE ETH.

	(a)(2)	Certification pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)) is filed and attached hereto as Exhibit 99.CERT.

	(b)	Certification pursuant to Rule 30a-2(b) under the Investment Company Act of 1940 (17 CFR 270.30a-2(b)) is furnished and attached hereto as Exhibit 99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Registrant:	DWS Strategic Government Securities Fund, a series of DWS Income Trust

By:	/s/Brian E. Binder Brian E. Binder President

Date:	December 30, 2013

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/Brian E. Binder Brian E. Binder President

Date:	December 30, 2013

By:	/s/Paul Schubert Paul Schubert Chief Financial Officer and Treasurer

Date:	December 30, 2013